                                                                  Exhibit 10.2.4

                                   GUARANTEE


     This Guarantee ("Agreement"), dated as of March 23, 1998, is between I.A.E. Incorporated, a Michigan corporation (together with its successors and assigns, the "Guarantor"), and Harvard Private Capital Holdings, Inc. (together with its successors and assigns, the "Noteholder"). The parties agree as follows:

1. Reference to Securities Purchase Agreement; Certain Rules of Construction; Definitions. Reference is made to the Securities Purchase Agreement dated as of January 3, 1996, as from time to time in effect, as amended (the "Securities Purchase Agreement"), between Numatics, Incorporated, a Michigan corporation (the "Company"), and the Noteholder. Except as the context otherwise explicitly requires, (a) the capitalized term "Section" refers to sections of this Agreement, (b) references to a particular Section shall include all subsections thereof and (c) the word "including" shall be construed as "including without limitation". Capitalized terms defined in the Securities Purchase Agreement and not otherwise defined herein are used herein with the meanings so defined. In addition, the term "Bankruptcy Code" shall mean Title 11 of the United States Code, and the term "Obligor" shall mean each Person having any obligation or other liability in respect of the Guaranteed Obligations, including each of the Company and each Subsidiary of the Company executing a Guarantee Agreement.

2.   Guarantee.

     2.1. Guarantee. The Guarantor unconditionally guarantees that the principal of, and interest on the Indebtedness evidenced by, and all other obligations of the Company in respect of, or arising under or in respect of, the Notes or to the holders of the Notes, including without limitation all such obligations arising under Section 14 of the Securities Purchase Agreement (collectively, the "Guaranteed Obligations"), will be performed and will be paid in full in cash when due and payable, whether at the stated or accelerated maturity thereof or otherwise, this guarantee being a guarantee of payment and not of collectibility and being absolute and in no way conditional or contingent. In the event any part of the Guaranteed Obligations shall not have been so paid in full when due and payable, the Guarantor will, immediately upon notice by the Noteholder or, without notice, immediately upon the occurrence of a Default, pay or cause to be paid to the Noteholder the amount of such Guaranteed Obligations which is then due and payable and unpaid. The obligations of the Guarantor hereunder shall not be affected by the invalidity, unenforceability or irrecoverability of any of the Guaranteed Obligations as against any Obligor. For purposes hereof, the Guaranteed Obligations shall be due and payable when and as the same shall be due and payable under the terms of the Securities Purchase Agreement or any other of the Related Agreements notwithstanding the fact that the collection or enforcement thereof may be stayed or enjoined under the Bankruptcy Code or other applicable law.

     2.2. Continuing Obligation. The Guarantor acknowledges that the Noteholder has entered into the Securities Purchase Agreement and the other Related Agreements (and, to the extent that the Noteholder may enter into any future Related Agreement, will have entered into such agreement) in reliance on this Section 2 being a continuing irrevocable agreement, and the Guarantor agrees that its guarantee may not be revoked in whole or in part. The obligations of the Guarantor hereunder shall terminate when all of the Guaranteed Obligations has been indefeasibly paid in full in cash and discharged; provided, however, that:

          (a) if a claim is made upon the Noteholder at any time for repayment or recovery of any amounts or any property received by the Noteholder from any source on account of any of the Guaranteed Obligations and the Noteholder repays or returns any amounts or property so received (including interest thereon to the extent required to be paid by the Noteholder) or

          (b) if the Noteholder become liable for any part of such claim by reason of (i) any judgment or order of any court or administrative authority having competent jurisdiction, or (ii) any settlement or compromise of any such claim, then the Guarantor shall remain liable under this Agreement for the amounts so repaid or property so returned or the amounts for which the Noteholder becomes liable (such amounts being deemed part of the Guaranteed Obligations) to the same extent as if such amounts or property had never been received by the Noteholder, notwithstanding any termination hereof or the cancellation of any instrument or agreement evidencing any of the Guaranteed Obligations. Not later than five days after receipt of notice from the Noteholder, the Guarantor shall pay to the Noteholder an amount equal to the amount of such repayment or return for which the Noteholder has so become liable. Payments hereunder by the Guarantor may be required by the Noteholder on any number of occasions.

     2.3. Waivers with Respect to Guaranteed Obligations. Except to the extent expressly required by the Securities Purchase Agreement, or any other Related Agreement, the Guarantor waives, to the fullest extent permitted by the provisions of applicable law, all of the following (including all defenses, counterclaims and other rights of any nature based upon any of the following):

          (a) presentment, demand for payment and protest of nonpayment of any of the Guaranteed Obligations, and notice of protest, dishonor or nonperformance;

          (b) notice of acceptance of this guarantee and notice that credit has been extended in reliance on the Guarantor's guarantee of the Guaranteed Obligations;

          (c) notice of any Default or of any inability to enforce performance of the obligations of the Company or any other Person with respect to any Related Agreement, or notice of any acceleration of maturity of any Guaranteed Obligations;

          (d) demand for performance or observance of, and any enforcement of any provision of the Securities Purchase Agreement, the Guaranteed Obligations or any other Related Agreement or any pursuit or exhaustion of rights or remedies under the Security Agreement or against the Company or any other Person in respect of the Guaranteed Obligations or any requirement of diligence or promptness on the part of the Noteholder in connection with any of the foregoing;

          (e) any act or omission on the part of the Noteholder which may impair or prejudice the rights of the Guarantor, including rights to obtain subrogation, exoneration, contribution, indemnification or any other reimbursement from the Company or any other Person, or otherwise operate as a deemed release or discharge;

          (f) failure or delay to perfect or continue the perfection of any Lien under any Security Agreement or any other action which harms or impairs the value of, or any failure to preserve or protect the value of, any right, title and interest in and to the items and types of present and future property on which a Lien is created as set forth in any Security Agreement;

          (g) any statute of limitations or other Legal Requirement which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than the obligation of the principal;

          (h) any "single action" or "anti-deficiency" law which would otherwise prevent the Noteholder from bringing any action, including any claim for a deficiency, against the Guarantor before or after the Noteholder's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or any other law which would otherwise require any election of remedies by the Noteholder;

          (i) all demands and notices of every kind with respect to the foregoing; and

          (j) to the extent not referred to above, all defenses (other than payment) which the Company or any other Obligor may now or hereafter have to the payment of the Guaranteed Obligations, together with all suretyship defenses, which could otherwise be asserted by the Guarantor.

The Guarantor represents that it has obtained the advice of counsel as to the extent to which suretyship and other defenses may be available to it with respect to its obligations hereunder in the absence of the waivers contained in this Section 2.3.

     No delay or omission on the part of the Noteholder in exercising any right under this Agreement or any other Related Agreement or under any guarantee of the Guaranteed Obligations or with respect to any right under the Security Agreement shall operate as a waiver or relinquishment of such right. No action which the Noteholder or any Obligor may take or refrain from taking with respect to the Guaranteed Obligations, including any amendments thereto or modifications thereof or waivers with respect thereto, shall affect the provisions of this Agreement or the obligations of the Guarantor hereunder. None of the Noteholder's rights shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Obligor, or by any noncompliance by any Obligor with the terms, provisions and covenants of the Securities Purchase Agreement or any other Related Agreement, regardless of any knowledge thereof which the Noteholder may have or otherwise be charged with.

     2.4. The Noteholder's Power to Waive, etc. The Guarantor grants to the Noteholder full power in its discretion, without notice to or consent of the Guarantor, such notice and consent being expressly waived to the fullest extent permitted by applicable law, and without in any way affecting the liability of the Guarantor under its guarantee hereunder:

          (a) To waive compliance with, and any Default under, and to consent to any amendment to or modification or termination of any terms or provisions of, or to give any waiver in respect of, the Securities Purchase Agreement, any other Related Agreement, the Guaranteed Obligations or any Guarantee thereof (each as from time to time in effect);

          (b) To grant any extensions of the Guaranteed Obligations (for any duration), and any other indulgence with respect thereto, and to effect any total or partial release (by operation of law or otherwise), discharge, compromise or settlement with respect to the obligations of any Obligors or any other Person in respect of the Guaranteed Obligations, whether or not rights against the Guarantor under this Agreement are reserved in connection therewith;

          (c) To take security in any form for the Guaranteed Obligations, and to consent to the addition to or the substitution, exchange, release or other disposition of, or to deal in any other manner with, any part of any property on which a Lien is created under any Security Agreement whether or not the property, if any, received upon the exercise of such power shall be of a character or value the same as or different from the character or value of any property disposed of, and to obtain, modify or release any present or future Guarantees of the Guaranteed Obligations and to proceed against any property on which a Lien is created under any Security Agreement or such Guarantees in any order;

          (d) To collect or liquidate or realize upon or to refrain from collecting or liquidating or realizing upon any of the Guaranteed Obligations or the property on which a Lien is created under the Security Agreement in any manner.

     2.5. Information Regarding the Company, etc. The Guarantor has made such investigation as it deems desirable of the risks undertaken by it in entering into this Agreement and is fully satisfied that it understands all such risks. The Guarantor waives any obligation which may now or hereafter exist on the part of the Noteholder to inform it of the risks being undertaken by entering into this Agreement or of any changes in such risks and, from and after the date hereof, the Guarantor undertakes to keep itself informed of such risks and any changes therein. The Guarantor expressly waives any duty which may now or hereafter exist on the part of the Noteholder to disclose to the Guarantor any matter related to the business, operations, character, collateral, credit, condition (financial or otherwise), income or prospects of any Obligor or its Affiliates or their properties or management, whether now or hereafter known by the Noteholder. The Guarantor represents, warrants and agrees that it assumes sole responsibility for obtaining from the Company all information concerning the Securities Purchase Agreement and all other Related Agreements and all other information as to the Obligors and their Affiliates or their properties or management as the Guarantor deems necessary or desirable.

     2.6. Certain Guarantor Representations. The Guarantor represents that:

          (a) it is in its best interest and in pursuit of the purposes for which it was organized as an integral part of the business conducted and proposed to be conducted by the Company and its Subsidiaries, and reasonably necessary and convenient in connection with the conduct of the business conducted and proposed to be conducted by them, to induce the Noteholder to enter into the Securities Purchase Agreement and to extend credit to the Company by making the Guarantee contemplated by this Section 2;

          (b) the credit available hereunder will directly or indirectly inure to its benefit;

          (c) by virtue of the foregoing it is receiving at least reasonably equivalent value from the Noteholder for its Guarantee;

          (d) it will not be rendered insolvent as a result of entering into this Agreement;

          (e) after giving effect to the transactions contemplated by this Agreement, it will have assets having a fair saleable value in excess of the amount required to pay its probable liability on its existing debts as they become absolute and matured;

          (f) it has, and will have, access to adequate capital for the conduct of its business;

          (g) it has the ability to pay its debts from time to time incurred in connection therewith as such debts mature; and

          (h) it has been advised by the Noteholder that the Noteholder is unwilling to enter into certain Amendments to the Securities Purchase Agreement unless the Guarantee contemplated by this Section 2 is given by it.

     2.7. Subrogation. The Guarantor agrees that, until the Guaranteed Obligations are paid in full, it will not exercise any right of reimbursement, subrogation, contribution, offset or other claims against any other Obligor arising by Contractual Obligation or operation of any Legal Requirement in connection with any payment made or required to be made by the Guarantor under this Agreement. After the payment in full of the Guaranteed Obligations, the Guarantor shall be entitled to exercise against the Company and any other Obligor all such rights of reimbursement, subrogation, contribution and offset, and all such other claims, to the fullest extent permitted by law.

     2.8. Subordination. The Guarantor covenants and agrees that, after the occurrence of an Event of Default, all Indebtedness, claims and liabilities then or thereafter owing by any Obligor to the Guarantor whether arising hereunder or otherwise are subordinated to the prior payment in full of the Guaranteed Obligations and are so subordinated as a claim against such Obligor or any of its assets, whether such claim be in the ordinary course of business or in the event of voluntary or involuntary liquidation, dissolution, insolvency or bankruptcy, so that no payment with respect to any such Indebtedness, claim or liability will be made or received while any Event of Default exists.

     2.9. Further Assurances. The Guarantor will, promptly upon the request of the Noteholder from time to time, execute, acknowledge and deliver, and file and record, all such instruments, and take all such action, as the Noteholder deems necessary or advisable to carry out the intent and purposes of this Section 2.

3. Representations and Warranties. In order to induce the Noteholder to extend credit under the Securities Purchase Agreement, the Guarantor represents and warrants that:

     3.1. Organization and Business. The Guarantor is a duly organized and validly existing corporation, in good standing under the laws of Michigan, with all power and authority, corporate or otherwise, necessary (a) to enter into and perform this Agreement and each other Related Agreement to which it is a party and (b) to own its properties and carry on the business now conducted or proposed to be conducted by it. Certified copies of the Charter and By-laws of the Guarantor have been previously delivered to the Noteholder and are correct and complete.

     3.2. Authorization and Enforceability. The Guarantor has taken all corporate action required to execute, deliver and perform this Agreement and each other Related Agreement to which it is a party. Each of this Agreement and each other Related Agreement to which the Guarantor is party constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms subject to the effect of Bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights and remedies of creditors generally and by general principles of equity, regardless of whether applied in proceedings in equity or at law, including limitations imposed by equity on the enforceability of waivers.

     3.3. No Legal Obstacle to Agreements. Neither the execution and delivery of this Agreement or any other Related Agreement, nor the consummation of any transaction referred to in or contemplated by this Agreement or any other Related Agreement, nor the fulfillment of the terms hereof or thereof or of any other Contractual Obligation referred to in this Agreement or any other Related Agreement, has constituted or resulted, or will constitute or result, in:

          (a) Any breach or termination of the provisions of any Contractual Obligation to which the Guarantor is a party or by which it is bound, or of the Charter or By-laws of the Guarantor: or

          (b)  The violation of any Legal Requirement.

No approval, authorization or other action by, or declaration to or filing with, any Governmental Authority or any other Person is required to be obtained or made by the Guarantor in connection with the execution, delivery and performance of this Agreement or any other Related Agreement to which it is party or the transactions contemplated hereby or thereby.

     3.4. Litigation. No Action is pending or, to the knowledge of the Guarantor, threatened which may involve any material risk of any final judgment, order or liability which, after giving effect to any applicable insurance, has resulted, or creates a material risk of resulting, in any material adverse change in the Guarantor's business, assets, financial condition, income or prospects or which seeks to enjoin the consummation, or which questions the validity, of any of the transactions contemplated by this Agreement or any other Related Agreement. No judgment, decree or order of any Governmental Authority has been issued against or binds the Guarantor which has resulted, or creates a material risk of resulting, in any material adverse change in the Guarantor's business. assets, financial condition, income or prospects.

4. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of the Noteholder and its successors and assigns and shall be binding upon the Guarantor and its respective successors and assigns. The Guarantor may not assign its rights or obligations under this Agreement without the written consent of the Noteholder.

5. Notices. Any notice or other communication in connection with this Agreement shall be deemed to be given if given in writing (including telex, telecopy or similar teletransmission) addressed as provided below (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor), and if either (a) actually delivered in fully legible form to such address (evidenced in the case of a telex by receipt of the correct answerback) or (b) in the case of a letter, five business days shall have elapsed after the same shall have been deposited in the United States mails, with first-class postage prepaid and registered or certified.

     If to the Guarantor, to it care of Numatics, Incorporated, 1450 North Milford Road, Highland, Michigan 48357, to the attention of the chief financial officer.

     If to the Noteholder, to it at its address specified in or pursuant to
Section 15 of the Securities Purchase Agreement.

6.   Venue; Service of Process.

          (a) The Guarantor and Noteholder agree that any legal proceeding arising out of or based upon this Agreement or any Specified Related Agreement relating to the subject matter hereof or thereof shall be brought in the state courts of the Commonwealth of Massachusetts or the United States District Court located in the Commonwealth of Massachusetts, and in no other court or jurisdiction;

          (b) The Guarantor and Noteholder irrevocably submit to the exclusive jurisdiction of the state courts of The Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof or thereof brought by the Guarantor or Noteholder or any of their respective successors or assigns; and

          (c) The Guarantor and Noteholder waive to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in any of the above-named courts, any claim that they are not subject personally to the jurisdiction of such court, that their property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of any such proceeding is improper, or that this Agreement or any other Related Agreement, or the subject matter hereof or thereof, may not be enforced in or by such court.

The Guarantor and Noteholder consent to service of process in any such proceeding in any manner permitted by Chapter 223A or any other provision of the General Laws of The Commonwealth of Massachusetts or the rules and regulations promulgated thereunder and agree that service of process by registered or certified mail, return receipt requested, at their address specified in or pursuant to Section 5 is reasonably calculated to give actual notice.

7.   WAIVER OF JURY TRIAL.  TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW
WHICH CANNOT BE WAIVED, EACH OF THE NOTEHOLDER AND THE GUARANTOR WAIVE, AND COVENANT THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE SECURITIES PURCHASE AGREEMENT OR ANY OTHER RELATED AGREEMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY OBLIGATION HEREUNDER OR THEREUNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE NOTEHOLDER OR THE GUARANTOR IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE. THE GUARANTOR AND NOTEHOLDER ACKNOWLEDGE THAT EACH HAS BEEN INFORMED BY THE OTHER THAT THE PROVISIONS OF THIS SECTION 7 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE OTHER HAS RELIED, IS RELYING AND WILL RELY IN ENTERING INTO THE SECURITIES PURCHASE AGREEMENT AND ANY OTHER RELATED AGREEMENT TO WHICH IT IS A PARTY, AND THAT IT HAS REVIEWED THE PROVISIONS OF THIS SECTION 7 WITH ITS COUNSEL. The Noteholder or the Guarantor may file an original counterpart or a copy of this
Section 7 with any court as written evidence of the consent of the Noteholder and the Guarantor to the waiver of the right to trial by jury.

8. Subordination. Notwithstanding anything to the contrary herein contained, if the Guarantor has executed a Guarantee of any Senior Indebtedness (as defined in Section 5 of Exhibit 7.2A to the Securities Purchase Agreement), or is otherwise obligated to pay Senior Indebtedness, then (a) the Noteholder shall take no action under this Agreement unless the Noteholder would be allowed to take action directly against the Company under the terms of Section 5 of the Notes, and (b) the obligations of the Guarantor under this Agreement shall otherwise be subordinated to the Guarantor's obligations under the Senior Indebtedness on the same terms and to the same extent as the Subordinated Indebtedness is subordinated to such Senior Indebtedness.

9. General. All covenants, agreements, representations and warranties made in this Agreement or any other Related Agreement or in certificates delivered pursuant hereto or thereto shall be deemed to have been relied on by The Noteholder, notwithstanding any investigation made by the Noteholder or its counsel, and shall survive the execution and delivery to The Noteholder hereof and thereof. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not limit, alter or otherwise affect the meaning hereof. This Agreement and the other Related Agreements constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. This Agreement is intended to take effect as a sealed document and may be executed in any number of counterparts, which together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts without regard to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

10. Amendment and Restatement. This Agreement amends and restates in its entirety that certain Guarantee dated as of January 3, 1996 executed by the Guarantor.

     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the dated first written above.


                         I.A.E. INCORPORATED



                         By     /s/ Robert P. Robeson
                            --------------------------------
                              Title:     Secretary
                                     -----------------------


                         HARVARD PRIVATE CAPITAL HOLDINGS, INC.


                         By     /s/ Timothy R. Palmer
                            --------------------------------
                              Title:     Managing Director
                                     -----------------------


                         By     /s/ Michael R. Eisenson
                            --------------------------------
                              Title:    President and CEO
                                     -----------------------

                        AMENDED AND RESTATED GUARANTEE

     This Amended and Restated Guarantee ("Agreement"), dated as of March 23, 1998, is between Micro-Filtration, Inc., a Michigan corporation (together with its successors and assigns, the "Guarantor"), and Harvard Private Capital Holdings, Inc. (together with its successors and assigns, the "Noteholder"). The parties agree as follows:

1. Reference to Securities Purchase Agreement; Certain Rules of Construction; Definitions. Reference is made to the Securities Purchase Agreement dated as of January 3, 1996, as from time to time in effect, as amended (the "Securities Purchase Agreement"), between Numatics, Incorporated, a Michigan corporation (the "Company"), and the Noteholder. Except as the context otherwise explicitly requires, (a) the capitalized term "Section" refers to sections of this Agreement, (b) references to a particular Section shall include all subsections thereof and (c) the word "including" shall be construed as "including without limitation". Capitalized terms defined in the Securities Purchase Agreement and not otherwise defined herein are used herein with the meanings so defined. In addition, the term "Bankruptcy Code" shall mean Title 11 of the United States Code, and the term "Obligor" shall mean each Person having any obligation or other liability in respect of the Guaranteed Obligations, including each of the Company and each Subsidiary of the Company executing a Guarantee Agreement.

2.   Guarantee.

     2.1. Guarantee. The Guarantor unconditionally guarantees that the principal of, and interest on the Indebtedness evidenced by, and all other obligations of the Company in respect of, or arising under or in respect of, the Notes or to the holders of the Notes, including without limitation all such obligations arising under Section 14 of the Securities Purchase Agreement (collectively, the "Guaranteed Obligations"), will be performed and will be paid in full in cash when due and payable, whether at the stated or accelerated maturity thereof or otherwise, this guarantee being a guarantee of payment and not of collectibility and being absolute and in no way conditional or contingent. In the event any part of the Guaranteed Obligations shall not have been so paid in full when due and payable, the Guarantor will, immediately upon notice by the Noteholder or, without notice, immediately upon the occurrence of a Default, pay or cause to be paid to the Noteholder the amount of such Guaranteed Obligations which is then due and payable and unpaid. The obligations of the Guarantor hereunder shall not be affected by the invalidity, unenforceability or irrecoverability of any of the Guaranteed Obligations as against any Obligor. For purposes hereof, the Guaranteed Obligations shall be due and payable when and as the same shall be due and payable under the terms of the Securities Purchase Agreement or any other of the Related Agreements notwithstanding the fact that the collection or enforcement thereof may be stayed or enjoined under the Bankruptcy Code or other applicable law.

     2.2. Continuing Obligation. The Guarantor acknowledges that the Noteholder has entered into the Securities Purchase Agreement and the other Related Agreements (and, to the extent that the Noteholder may enter into any future Related Agreement, will have entered into such agreement) in reliance on this Section 2 being a continuing irrevocable agreement, and the Guarantor agrees that its guarantee may not be revoked in whole or in part. The obligations of the Guarantor hereunder shall terminate when all of the Guaranteed Obligations has been indefeasibly paid in full in cash and discharged; provided, however, that:

          (a) if a claim is made upon the Noteholder at any time for repayment or recovery of any amounts or any property received by the Noteholder from any source on account of any of the Guaranteed Obligations and the Noteholder repays or returns any amounts or property so received (including interest thereon to the extent required to be paid by the Noteholder) or

          (b) if the Noteholder become liable for any part of such claim by reason of (i) any judgment or order of any court or administrative authority having competent jurisdiction, or (ii) any settlement or compromise of any such claim, then the Guarantor shall remain liable under this Agreement for the amounts so repaid or property so returned or the amounts for which the Noteholder becomes liable (such amounts being deemed part of the Guaranteed Obligations) to the same extent as if such amounts or property had never been received by the Noteholder, notwithstanding any termination hereof or the cancellation of any instrument or agreement evidencing any of the Guaranteed Obligations. Not later than five days after receipt of notice from the Noteholder, the Guarantor shall pay to the Noteholder an amount equal to the amount of such repayment or return for which the Noteholder has so become liable. Payments hereunder by the Guarantor may be required by the Noteholder on any number of occasions.

     2.3. Waivers with Respect to Guaranteed Obligations. Except to the extent expressly required by the Securities Purchase Agreement, or any other Related Agreement, the Guarantor waives, to the fullest extent permitted by the provisions of applicable law, all of the following (including all defenses, counterclaims and other rights of any nature based upon any of the following):

          (a) presentment, demand for payment and protest of nonpayment of any of the Guaranteed Obligations, and notice of protest, dishonor or nonperformance;

          (b) notice of acceptance of this guarantee and notice that credit has been extended in reliance on the Guarantor's guarantee of the Guaranteed Obligations;

          (c) notice of any Default or of any inability to enforce performance of the obligations of the Company or any other Person with respect to any Related Agreement, or notice of any acceleration of maturity of any Guaranteed Obligations;

          (d) demand for performance or observance of, and any enforcement of any provision of the Securities Purchase Agreement, the Guaranteed Obligations or any other Related Agreement or any pursuit or exhaustion of rights or remedies under the Security Agreement or against the Company or any other Person in respect of the Guaranteed Obligations or any requirement of diligence or promptness on the part of the Noteholder in connection with any of the foregoing;

          (e) any act or omission on the part of the Noteholder which may impair or prejudice the rights of the Guarantor, including rights to obtain subrogation, exoneration, contribution, indemnification or any other reimbursement from the Company or any other Person, or otherwise operate as a deemed release or discharge;

          (f) failure or delay to perfect or continue the perfection of any Lien under any Security Agreement or any other action which harms or impairs the value of, or any failure to preserve or protect the value of, any right, title and interest in and to the items and types of present and future property on which a Lien is created as set forth in any Security Agreement;

          (g) any statute of limitations or other Legal Requirement which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than the obligation of the principal;

          (h) any "single action" or "anti-deficiency" law which would otherwise prevent the Noteholder from bringing any action, including any claim for a deficiency, against the Guarantor before or after the Noteholder's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or any other law which would otherwise require any election of remedies by the Noteholder;

          (i) all demands and notices of every kind with respect to the foregoing; and

          (j) to the extent not referred to above, all defenses (other than payment) which the Company or any other Obligor may now or hereafter have to the payment of the Guaranteed Obligations, together with all suretyship defenses, which could otherwise be asserted by the Guarantor.

The Guarantor represents that it has obtained the advice of counsel as to the extent to which suretyship and other defenses may be available to it with respect to its obligations hereunder in the absence of the waivers contained in this Section 2.3.

     No delay or omission on the part of the Noteholder in exercising any right under this Agreement or any other Related Agreement or under any guarantee of the Guaranteed Obligations or with respect to any right under the Security Agreement shall operate as a waiver or relinquishment of such right. No action which the Noteholder or any Obligor may take or refrain from taking with respect to the Guaranteed Obligations, including any amendments thereto or modifications thereof or waivers with respect thereto, shall affect the provisions of this Agreement or the obligations of the Guarantor hereunder. None of the Noteholder's rights shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Obligor, or by any noncompliance by any Obligor with the terms, provisions and covenants of the Securities Purchase Agreement or any other Related Agreement, regardless of any knowledge thereof which the Noteholder may have or otherwise be charged with.

     2.4. The Noteholder's Power to Waive, etc. The Guarantor grants to the Noteholder full power in its discretion, without notice to or consent of the Guarantor, such notice and consent being expressly waived to the fullest extent permitted by applicable law, and without in any way affecting the liability of the Guarantor under its guarantee hereunder:

          (a) To waive compliance with, and any Default under, and to consent to any amendment to or modification or termination of any terms or provisions of, or to give any waiver in respect of, the Securities Purchase Agreement, any other Related Agreement, the Guaranteed Obligations or any Guarantee thereof (each as from time to time in effect);

          (b) To grant any extensions of the Guaranteed Obligations (for any duration), and any other indulgence with respect thereto, and to effect any total or partial release (by operation of law or otherwise), discharge, compromise or settlement with respect to the obligations of any Obligors or any other Person in respect of the Guaranteed Obligations, whether or not rights against the Guarantor under this Agreement are reserved in connection therewith;

          (c) To take security in any form for the Guaranteed Obligations, and to consent to the addition to or the substitution, exchange, release or other disposition of, or to deal in any other manner with, any part of any property on which a Lien is created under any Security Agreement whether or not the property, if any, received upon the exercise of such power shall be of a character or value the same as or different from the character or value of any property disposed of, and to obtain, modify or release any present or future Guarantees of the Guaranteed Obligations and to proceed against any property on which a Lien is created under any Security Agreement or such Guarantees in any order;

          (d) To collect or liquidate or realize upon or to refrain from collecting or liquidating or realizing upon any of the Guaranteed Obligations or the property on which a Lien is created under the Security Agreement in any manner.

     2.5. Information Regarding the Company, etc. The Guarantor has made such investigation as it deems desirable of the risks undertaken by it in entering into this Agreement and is fully satisfied that it understands all such risks. The Guarantor waives any obligation which may now or hereafter exist on the part of the Noteholder to inform it of the risks being undertaken by entering into this Agreement or of any changes in such risks and, from and after the date hereof, the Guarantor undertakes to keep itself informed of such risks and any changes therein. The Guarantor expressly waives any duty which may now or hereafter exist on the part of the Noteholder to disclose to the Guarantor any matter related to the business, operations, character, collateral, credit, condition (financial or otherwise), income or prospects of any Obligor or its Affiliates or their properties or management, whether now or hereafter known by the Noteholder. The Guarantor represents, warrants and agrees that it assumes sole responsibility for obtaining from the Company all information concerning the Securities Purchase Agreement and all other Related Agreements and all other information as to the Obligors and their Affiliates or their properties or management as the Guarantor deems necessary or desirable.

     2.6.  Certain Guarantor Representations.  The Guarantor represents that:

          (a) it is in its best interest and in pursuit of the purposes for which it was organized as an integral part of the business conducted and proposed to be conducted by the Company and its Subsidiaries, and reasonably necessary and convenient in connection with the conduct of the business conducted and proposed to be conducted by them, to induce the Noteholder to enter into the Securities Purchase Agreement and to extend credit to the Company by making the Guarantee contemplated by this Section 2;

          (b) the credit available hereunder will directly or indirectly inure to its benefit;

          (c) by virtue of the foregoing it is receiving at least reasonably equivalent value from the Noteholder for its Guarantee;

          (d) it will not be rendered insolvent as a result of entering into this Agreement;

          (e) after giving effect to the transactions contemplated by this Agreement, it will have assets having a fair saleable value in excess of the amount required to pay its probable liability on its existing debts as they become absolute and matured;

          (f) it has, and will have, access to adequate capital for the conduct of its business;

          (g) it has the ability to pay its debts from time to time incurred in connection therewith as such debts mature; and

          (h) it has been advised by the Noteholder that the Noteholder is unwilling to enter into certain Amendments to the Securities Purchase Agreement unless the Guarantee contemplated by this Section 2 is given by it.

     2.7. Subrogation. The Guarantor agrees that, until the Guaranteed Obligations are paid in full, it will not exercise any right of reimbursement, subrogation, contribution, offset or other claims against any other Obligor arising by Contractual Obligation or operation of any Legal Requirement in connection with any payment made or required to be made by the Guarantor under this Agreement. After the payment in full of the Guaranteed Obligations, the Guarantor shall be entitled to exercise against the Company and any other Obligor all such rights of reimbursement, subrogation, contribution and offset, and all such other claims, to the fullest extent permitted by law.

     2.8. Subordination. The Guarantor covenants and agrees that, after the occurrence of an Event of Default, all Indebtedness, claims and liabilities then or thereafter owing by any Obligor to the Guarantor whether arising hereunder or otherwise are subordinated to the prior payment in full of the Guaranteed Obligations and are so subordinated as a claim against such Obligor or any of its assets, whether such claim be in the ordinary course of business or in the event of voluntary or involuntary liquidation, dissolution, insolvency or bankruptcy, so that no payment with respect to any such Indebtedness, claim or liability will be made or received while any Event of Default exists.

     2.9. Further Assurances. The Guarantor will, promptly upon the request of the Noteholder from time to time, execute, acknowledge and deliver, and file and record, all such instruments, and take all such action, as the Noteholder deems necessary or advisable to carry out the intent and purposes of this Section 2.

3. Representations and Warranties. In order to induce the Noteholder to extend credit under the Securities Purchase Agreement, the Guarantor represents and warrants that:

     3.1. Organization and Business. The Guarantor is a duly organized and validly existing corporation, in good standing under the laws of Michigan, with all power and authority, corporate or otherwise, necessary (a) to enter into and perform this Agreement and each other Related Agreement to which it is a party and (b) to own its properties and carry on the business now conducted or proposed to be conducted by it. Certified copies of the Charter and By-laws of the Guarantor have been previously delivered to the Noteholder and are correct and complete.

     3.2. Authorization and Enforceability. The Guarantor has taken all corporate action required to execute, deliver and perform this Agreement and each other Related Agreement to which it is a party. Each of this Agreement and each other Related Agreement to which the Guarantor is party constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms subject to the effect of Bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights and remedies of creditors generally and by general principles of equity, regardless of whether applied in proceedings in equity or at law, including limitations imposed by equity on the enforceability of waivers.

     3.3. No Legal Obstacle to Agreements. Neither the execution and delivery of this Agreement or any other Related Agreement, nor the consummation of any transaction referred to in or contemplated by this Agreement or any other Related Agreement, nor the fulfillment of the terms hereof or thereof or of any other Contractual Obligation referred to in this Agreement or any other Related Agreement, has constituted or resulted, or will constitute or result, in:

          (a) Any breach or termination of the provisions of any Contractual Obligation to which the Guarantor is a party or by which it is bound, or of the Charter or By-laws of the Guarantor: or

          (b)  The violation of any Legal Requirement.

No approval, authorization or other action by, or declaration to or filing with, any Governmental Authority or any other Person is required to be obtained or made by the Guarantor in connection with the execution, delivery and performance of this Agreement or any other Related Agreement to which it is party or the transactions contemplated hereby or thereby.

     3.4. Litigation. No Action is pending or, to the knowledge of the Guarantor, threatened which may involve any material risk of any final judgment, order or liability which, after giving effect to any applicable insurance, has resulted, or creates a material risk of resulting, in any material adverse change in the Guarantor's business, assets, financial condition, income or prospects or which seeks to enjoin the consummation, or which questions the validity, of any of the transactions contemplated by this Agreement or any other Related Agreement. No judgment, decree or order of any Governmental Authority has been issued against or binds the Guarantor which has resulted, or creates a material risk of resulting, in any material adverse change in the Guarantor's business, assets, financial condition, income or prospects.

4. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of the Noteholder and its successors and assigns and shall be binding upon the Guarantor and its respective successors and assigns. The Guarantor may not assign its rights or obligations under this Agreement without the written consent of the Noteholder.

5. Notices. Any notice or other communication in connection with this Agreement shall be deemed to be given if given in writing (including telex, telecopy or similar teletransmission) addressed as provided below (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor), and if either (a) actually delivered in fully legible form to such address (evidenced in the case of a telex by receipt of the correct answerback) or (b) in the case of a letter, five business days shall have elapsed after the same shall have been deposited in the United States mails, with first-class postage prepaid and registered or certified.

     If to the Guarantor, to it care of Numatics, Incorporated, 1450 North Milford Road, Highland, Michigan 48357, to the attention of the chief financial officer.

     If to the Noteholder, to it at its address specified in or pursuant to
Section 15 of the Securities Purchase Agreement.

6.   Venue; Service of Process.

          (a) The Guarantor and Noteholder agree that any legal proceeding arising out of or based upon this Agreement or any Specified Related Agreement relating to the subject matter hereof or thereof shall be brought in the state courts of the Commonwealth of Massachusetts or the United States District Court located in the Commonwealth of Massachusetts, and in no other court or jurisdiction;

          (b) The Guarantor and Noteholder irrevocably submit to the exclusive jurisdiction of the state courts of The Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof or thereof brought by the Guarantor or Noteholder or any of their respective successors or assigns; and

          (c) The Guarantor and Noteholder waive to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in any of the above-named courts, any claim that they are not subject personally to the jurisdiction of such court, that their property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of any such proceeding is improper, or that this Agreement or any other Related Agreement, or the subject matter hereof or thereof, may not be enforced in or by such court.

The Guarantor and Noteholder consent to service of process in any such proceeding in any manner permitted by Chapter 223A or any other provision of the General Laws of The Commonwealth of Massachusetts or the rules and regulations promulgated thereunder and agree that service of process by registered or certified mail, return receipt requested, at their address specified in or pursuant to Section 5 is reasonably calculated to give actual notice.

7. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE NOTEHOLDER AND THE GUARANTOR WAIVE, AND COVENANT THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE SECURITIES PURCHASE AGREEMENT OR ANY OTHER RELATED AGREEMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY OBLIGATION HEREUNDER OR THEREUNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE NOTEHOLDER OR THE GUARANTOR IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE. THE GUARANTOR AND NOTEHOLDER ACKNOWLEDGE THAT EACH HAS BEEN INFORMED BY THE OTHER THAT THE PROVISIONS OF THIS SECTION 7 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE OTHER HAS RELIED, IS RELYING AND WILL RELY IN ENTERING INTO THE SECURITIES PURCHASE AGREEMENT AND ANY OTHER RELATED AGREEMENT TO WHICH IT IS A PARTY, AND THAT IT HAS REVIEWED THE PROVISIONS OF THIS SECTION 7 WITH ITS COUNSEL. The Noteholder or the Guarantor may file an original counterpart or a copy of this
Section 7 with any court as written evidence of the consent of the Noteholder and the Guarantor to the waiver of the right to trial by jury.

8. Subordination. Notwithstanding anything to the contrary herein contained, if the Guarantor has executed a Guarantee of any Senior Indebtedness (as defined in Section 5 of Exhibit 7.2A to the Securities Purchase Agreement), or is otherwise obligated to pay Senior Indebtedness, then (a) the Noteholder shall take no action under this Agreement unless the Noteholder would be allowed to take action directly against the Company under the terms of Section 5 of the Notes, and (b) the obligations of the Guarantor under this Agreement shall otherwise be subordinated to the Guarantor's obligations under the Senior Indebtedness on the same terms and to the same extent as the Subordinated Indebtedness is subordinated to such Senior Indebtedness.

9. General. All covenants, agreements, representations and warranties made in this Agreement or any other Related Agreement or in certificates delivered pursuant hereto or thereto shall be deemed to have been relied on by The Noteholder, notwithstanding any investigation made by the Noteholder or its counsel, and shall survive the execution and delivery to The Noteholder hereof and thereof. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not limit, alter or otherwise affect the meaning hereof. This Agreement and the other Related Agreements constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. This Agreement is intended to take effect as a sealed document and may be executed in any number of counterparts, which together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts without regard to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

10. Amendment and Restatement. This Agreement amends and restates in its entirety that certain Guarantee dated as of January 3, 1996 executed by the Guarantor.

     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the dated first written above.

                         MICRO-FILTRATION, INC.



                         By     /s/ Robert P. Robeson
                           ------------------------------------
                              Title:    Secretary
                                    ---------------------------


                         HARVARD PRIVATE CAPITAL HOLDINGS. INC.



                         By     /s/ Timothy R. Palmer
                           ------------------------------------

                              Title:    Managing Director
                                    --------------------------



                         By     /s/ Michard R. Eisenson
                           ------------------------------------

                              Title:    President and CEO
                                    ---------------------------

                        AMENDED AND RESTATED GUARANTEE

     This Amended and Restated Guarantee ("Agreement"), dated as of March 23, 1998, is between Numation, Inc., a Michigan corporation (together with its successors and assigns, the "Guarantor"), and Harvard Private Capital Holdings, Inc. (together with its successors and assigns, the "Noteholder"). The parties agree as follows:

1. Reference to Securities Purchase Agreement; Certain Rules of Construction; Definitions. Reference is made to the Securities Purchase Agreement dated as of January 3, 1996, as from time to time in effect, as amended (the "Securities Purchase Agreement"), between Numatics, Incorporated, a Michigan corporation (the "Company"), and the Noteholder. Except as the context otherwise explicitly requires, (a) the capitalized term "Section" refers to sections of this Agreement, (b) references to a particular Section shall include all subsections thereof and (c) the word "including" shall be construed as "including without limitation". Capitalized terms defined in the Securities Purchase Agreement and not otherwise defined herein are used herein with the meanings so defined. In addition, the term "Bankruptcy Code" shall mean Title 11 of the United States Code, and the term "Obligor" shall mean each Person having any obligation or other liability in respect of the Guaranteed Obligations, including each of the Company and each Subsidiary of the Company executing a Guarantee Agreement.

2.   Guarantee.

     2.1. Guarantee. The Guarantor unconditionally guarantees that the principal of, and interest on the Indebtedness evidenced by, and all other obligations of the Company in respect of, or arising under or in respect of, the Notes or to the holders of the Notes, including without limitation all such obligations arising under Section 14 of the Securities Purchase Agreement (collectively, the "Guaranteed Obligations"), will be performed and will be paid in full in cash when due and payable, whether at the stated or accelerated maturity thereof or otherwise, this guarantee being a guarantee of payment and not of collectibility and being absolute and in no way conditional or contingent. In the event any part of the Guaranteed Obligations shall not have been so paid in full when due and payable, the Guarantor will, immediately upon notice by the Noteholder or, without notice, immediately upon the occurrence of a Default, pay or cause to be paid to the Noteholder the amount of such Guaranteed Obligations which is then due and payable and unpaid. The obligations of the Guarantor hereunder shall not be affected by the invalidity, unenforceability or irrecoverability of any of the Guaranteed Obligations as against any Obligor. For purposes hereof, the Guaranteed Obligations shall be due and payable when and as the same shall be due and payable under the terms of the Securities Purchase Agreement or any other of the Rela ted Agreements notwithstanding the fact that the collection or enforcement thereof may be stayed or enjoined under the Bankruptcy Code or other applicable law.

     2.2. Continuing Obligation. The Guarantor acknowledges that the Noteholder has entered into the Securities Purchase Agreement and the other Related Agreements (and, to the extent that the Noteholder may enter into any future Related Agreement, will have entered into such agreement) in reliance on this
Section 2 being a continuing irrevocable agreement, and the Guarantor agrees that its guarantee may not be revoked in whole or in part. The obligations of the Guarantor hereunder shall terminate when all of the Guaranteed Obligations has been indefeasibly paid in full in cash and discharged; provided, however, that:

          (a) if a claim is made upon the Noteholder at any time for repayment or recovery of any amounts or any property received by the Noteholder from any source on account of any of the Guaranteed Obligations and the Noteholder repays or returns any amounts or property so received (including interest thereon to the extent required to be paid by the Noteholder) or

          (b) if the Noteholder become liable for any part of such claim by reason of (i) any judgment or order of any court or administrative authority having competent jurisdiction, or (ii) any settlement or compromise of any such claim, then the Guarantor shall remain liable under this Agreement for the amounts so repaid or property so returned or the amounts for which the Noteholder becomes liable (such amounts being deemed part of the Guaranteed Obligations) to the same extent as if such amounts or property had never been received by the Noteholder, notwithstanding any termination hereof or the cancellation of any instrument or agreement evidencing any of the Guaranteed Obligations. Not later than five days after receipt of notice from the Noteholder, the Guarantor shall pay to the Noteholder an amount equal to the amount of such repayment or return for which the Noteholder has so become liable. Payments hereunder by the Guarantor may be required by the Noteholder on any number of occasions.

     2.3. Waivers with Respect to Guaranteed Obligations. Except to the extent expressly required by the Securities Purchase Agreement, or any other Related Agreement, the Guarantor waives, to the fullest extent permitted by the provisions of applicable law, all of the following (including all defenses, counterclaims and other rights of any nature based upon any of the following):

          (a) presentment, demand for payment and protest of nonpayment of any of the Guaranteed Obligations, and notice of protest, dishonor or nonperformance;

          (b) notice of acceptance of this guarantee and notice that credit has been extended in reliance on the Guarantor's guarantee of the Guaranteed Obligations;

          (c) notice of any Default or of any inability to enforce performance of the obligations of the Company or any other Person with respect to any Related Agreement, or notice of any acceleration of maturity of any Guaranteed Obligations;

          (d) demand for performance or observance of, and any enforcement of any provision of the Securities Purchase Agreement, the Guaranteed Obligations or any other Related Agreement or any pursuit or exhaustion of rights or remedies under the Security Agreement or against the Company or any other Person in respect of the Guaranteed Obligations or any requirement of diligence or promptness on the part of the Noteholder in connection with any of the foregoing;

          (e) any act or omission on the part of the Noteholder which may impair or prejudice the rights of the Guarantor, including rights to obtain subrogation, exoneration, contribution, indemnification or any other reimbursement from the Company or any other Person, or otherwise operate as a deemed release or discharge;

          (f) failure or delay to perfect or continue the perfection of any Lien under any Security Agreement or any other action which harms or impairs the value of, or any failure to preserve or protect the value of, any right, title and interest in and to the items and types of present and future property on which a Lien is created as set forth in any Security Agreement;

          (g) any statute of limitations or other Legal Requirement which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than the obligation of the principal;

          (h) any "single action" or "anti-deficiency" law which would otherwise prevent the Noteholder from bringing any action, including any claim for a deficiency, against the Guarantor before or after the Noteholder's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or any other law which would otherwise require any election of remedies by the Noteholder;

          (i) all demands and notices of every kind with respect to the foregoing; and

          (j) to the extent not referred to above, all defenses (other than payment) which the Company or any other Obligor may now or hereafter have to the payment of the Guaranteed Obligations, together with all suretyship defenses, which could otherwise be asserted by the Guarantor.

The Guarantor represents that it has obtained the advice of counsel as to the extent to which suretyship and other defenses may be available to it with respect to its obligations hereunder in the absence of the waivers contained in this Section 2.3.

     No delay or omission on the part of the Noteholder in exercising any right under this Agreement or any other Related Agreement or under any guarantee of the Guaranteed Obligations or with respect to any right under the Security Agreement shall operate as a waiver or relinquishment of such right. No action which the Noteholder or any Obligor may take or refrain from taking with respect to the Guaranteed Obligations, including any amendments thereto or modifications thereof or waivers with respect thereto, shall affect the provisions of this Agreement or the obligations of the Guarantor hereunder. None of the Noteholder's rights shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Obligor, or by any noncompliance by any Obligor with the terms, provisions and covenants of the Securities Purchase Agreement or any other Related Agreement, regardless of any knowledge thereof which the Noteholder may have or otherwise be charged with.

     2.4. The Noteholder's Power to Waive, etc. The Guarantor grants to the Noteholder full power in its discretion, without notice to or consent of the Guarantor, such notice and consent being expressly waived to the fullest extent permitted by applicable law, and without in any way affecting the liability of the Guarantor under its guarantee hereunder:

          (a) To waive compliance with, and any Default under, and to consent to any amendment to or modification or termination of any terms or provisions of, or to give any waiver in respect of, the Securities Purchase Agreement, any other Related Agreement, the Guaranteed Obligations or any Guarantee thereof (each as from time to time in effect);

          (b) To grant any extensions of the Guaranteed Obligations (for any duration), and any other indulgence with respect thereto, and to effect any total or partial release (by operation of law or otherwise), discharge, compromise or settlement with respect to the obligations of any Obligors or any other Person in respect of the Guaranteed Obligations, whether or not rights against the Guarantor under this Agreement are reserved in connection therewith;

          (c) To take security in any form for the Guaranteed Obligations, and to consent to the addition to or the substitution, exchange, release or other disposition of, or to deal in any other manner with, any part of any property on which a Lien is created under any Security Agreement whether or not the property, if any, received upon the exercise of such power shall be of a character or value the same as or different from the character or value of any property disposed of, and to obtain, modify or release any present or future Guarantees of the Guaranteed Obligations and to proceed against any property on which a Lien is created under any Security Agreement or such Guarantees in any order;

          (d) To collect or liquidate or realize upon or to refrain from collecting or liquidating or realizing upon any of the Guaranteed Obligations or the property on which a Lien is created under the Security Agreement in any manner.

     2.5. Information Regarding the Company, etc. The Guarantor has made such investigation as it deems desirable of the risks undertaken by it in entering into this Agreement and is fully satisfied that it understands all such risks. The Guarantor waives any obligation which may now or hereafter exist on the part of the Noteholder to inform it of the risks being undertaken by entering into this Agreement or of any changes in such risks and, from and after the date hereof, the Guarantor undertakes to keep itself informed of such risks and any changes therein. The Guarantor expressly waives any duty which may now or hereafter exist on the part of the Noteholder to disclose to the Guarantor any matter related to the business, operations, character, collateral, credit, condition (financial or otherwise), income or prospects of any Obligor or its Affiliates or their properties or management, whether now or hereafter known by the Noteholder. The Guarantor represents, warrants and agrees that it assumes sole responsibility for obtaining from the Company all information concerning the Securities Purchase Agreement and all other Related Agreements and all other information as to the Obligors and their Affiliates or their properties or management as the Guarantor deems necessary or desirable.

     2.6.  Certain Guarantor Representations. The Guarantor represents that:

          (a) it is in its best interest and in pursuit of the purposes for which it was organized as an integral part of the business conducted and proposed to be conducted by the Company and its Subsidiaries, and reasonably necessary and convenient in connection with the conduct of the business conducted and proposed to be conducted by them, to induce the Noteholder to enter into the Securities Purchase Agreement and to extend credit to the Company by making the Guarantee contemplated by this Section 2;

          (b) the credit available hereunder will directly or indirectly inure to its benefit;

          (c) by virtue of the foregoing it is receiving at least reasonably equivalent value from the Noteholder for its Guarantee;

          (d) it will not be rendered insolvent as a result of entering into this Agreement;

          (e) after giving effect to the transactions contemplated by this Agreement, it will have assets having a fair saleable value in excess of the amount required to pay its probable liability on its existing debts as they become absolute and matured;

          (f) it has, and will have, access to adequate capital for the conduct of its business;

          (g) it has the ability to pay its debts from time to time incurred in connection therewith as such debts mature; and

          (h) it has been advised by the Noteholder that the Noteholder is unwilling to enter into certain Amendments to the Securities Purchase Agreement unless the Guarantee contemplated by this Section 2 is given by it.

     2.7. Subrogation. The Guarantor agrees that, until the Guaranteed Obligations are paid in full, it will not exercise any right of reimbursement, subrogation, contribution, offset or other claims against any other Obligor arising by Contractual Obligation or operation of any Legal Requirement in connection with any payment made or required to be made by the Guarantor under this Agreement. After the payment in full of the Guaranteed Obligations, the Guarantor shall be entitled to exercise against the Company and any other Obligor all such rights of reimbursement, subrogation, contribution and offset, and all such other claims, to the fullest extent permitted by law.

     2.8. Subordination. The Guarantor covenants and agrees that, after the occurrence of an Event of Default, all Indebtedness, claims and liabilities then or thereafter owing by any Obligor to the Guarantor whether arising hereunder or otherwise are subordinated to the prior payment in full of the Guaranteed Obligations and are so subordinated as a claim against such Obligor or any of its assets, whether such claim be in the ordinary course of business or in the event of voluntary or involuntary liquidation, dissolution, insolvency or bankruptcy, so that no payment with respect to any such Indebtedness, claim or liability will be made or received while any Event of Default exists.

     2.9. Further Assurances. The Guarantor will, promptly upon the request of the Noteholder from time to time, execute, acknowledge and deliver, and file and record, all such instruments, and take all such action, as the Noteholder deems necessary or advisable to carry out the intent and purposes of this Section 2.

3. Representations and Warranties. In order to induce the Noteholder to extend credit under the Securities Purchase Agreement, the Guarantor represents and warrants that:

     3.1. Organization and Business. The Guarantor is a duly organized and validly existing corporation, in good standing under the laws of Michigan, with all power and authority, corporate or otherwise, necessary (a) to enter into and perform this Agreement and each other Related Agreement to which it is a party and (b) to own its properties and carry on the business now conducted or proposed to be conducted by it. Certified copies of the Charter and By-laws of the Guarantor have been previously delivered to the Noteholder and are correct and complete.

     3.2. Authorization and Enforceability. The Guarantor has taken all corporate action required to execute, deliver and perform this Agreement and each other Related Agreement to which it is a party. Each of this Agreement and each other Related Agreement to which the Guarantor is party constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms subject to the effect of Bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights and remedies of creditors generally and by general principles of equity, regardless of whether applied in proceedings in equity or at law, including limitations imposed by equity on the enforceability of waivers.

     3.3. No Legal Obstacle to Agreements. Neither the execution and delivery of this Agreement or any other Related Agreement, nor the consummation of any transaction referred to in or contemplated by this Agreement or any other Related Agreement, nor the fulfillment of the terms hereof or thereof or of any other Contractual Obligation referred to in this Agreement or any other Related Agreement, has constituted or resulted, or will constitute or result, in:

          (a) Any breach or termination of the provisions of any Contractual Obligation to which the Guarantor is a party or by which it is bound, or of the Charter or By-laws of the Guarantor: or

          (b)  The violation of any Legal Requirement.

No approval, authorization or other action by, or declaration to or filing with, any Governmental Authority or any other Person is required to be obtained or made by the Guarantor in connection with the execution, delivery and performance of this Agreement or any other Related Agreement to which it is party or the transactions contemplated hereby or thereby.

     3.4. Litigation. No Action is pending or, to the knowledge of the Guarantor, threatened which may involve any material risk of any final judgment, order or liability which, after giving effect to any applicable insurance, has resulted, or creates a material risk of resulting, in any material adverse change in the Guarantor's business, assets, financial condition, income or prospects or which seeks to enjoin the consummation, or which questions the validity, of any of the transactions contemplated by this Agreement or any other Related Agreement. No judgment, decree or order of any Governmental Authority has been issued against or binds the Guarantor which has resulted, or creates a material risk of resulting, in any material adverse change in the Guarantor's business. assets, financial condition, income or prospects.

4. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of the Noteholder and its successors and assigns and shall be binding upon the Guarantor and its respective successors and assigns. The Guarantor may not assign its rights or obligations under this Agreement without the written consent of the Noteholder.

5. Notices. Any notice or other communication in connection with this Agreement shall be deemed to be given if given in writing (including telex, telecopy or similar teletransmission) addressed as provided below (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor), and if either (a) actually delivered in fully legible form to such address (evidenced in the case of a telex by receipt of the correct answerback) or (b) in the case of a letter, five business days shall have elapsed after the same shall have been deposited in the United States mails, with first-class postage prepaid and registered or certified.

     If to the Guarantor, to it care of Numatics, Incorporated, 1450 North Milford Road, Highland, Michigan 48357, to the attention of the chief financial officer.

     If to the Noteholder, to it at its address specified in or pursuant to
Section 15 of the Securities Purchase Agreement.

6.   Venue; Service of Process.

          (a) The Guarantor and Noteholder agree that any legal proceeding arising out of or based upon this Agreement or any Specified Related Agreement relating to the subject matter hereof or thereof shall be brought in the state courts of the Commonwealth of Massachusetts or the United States District Court located in the Commonwealth of Massachusetts, and in no other court or jurisdiction;

          (b) The Guarantor and Noteholder irrevocably submit to the exclusive jurisdiction of the state courts of The Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof or thereof brought by the Guarantor or Noteholder or any of their respective successors or assigns; and

          (c) The Guarantor and Noteholder waive to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in any of the above-named courts, any claim that they are not subject personally to the jurisdiction of such court, that their property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of any such proceeding is improper, or that this Agreement or any other Related Agreement, or the subject matter hereof or thereof, may not be enforced in or by such court.

The Guarantor and Noteholder consent to service of process in any such proceeding in any manner permitted by Chapter 223A or any other provision of the General Laws of The Commonwealth of Massachusetts or the rules and regulations promulgated thereunder and agree that service of process by registered or certified mail, return receipt requested, at their address specified in or pursuant to Section 5 is reasonably calculated to give actual notice.

7. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE NOTEHOLDER AND THE GUARANTOR WAIVE, AND COVENANT THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE SECURITIES PURCHASE AGREEMENT OR ANY OTHER RELATED AGREEMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY OBLIGATION HEREUNDER OR THEREUNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE NOTEHOLDER OR THE GUARANTOR IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE. THE GUARANTOR AND NOTEHOLDER ACKNOWLEDGE THAT EACH HAS BEEN INFORMED BY THE OTHER THAT THE PROVISIONS OF THIS SECTION 7 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE OTHER HAS RELIED, IS RELYING AND WILL RELY IN ENTERING INTO THE SECURITIES PURCHASE AGREEMENT AND ANY OTHER RELATED AGREEMENT TO WHICH IT IS A PARTY, AND THAT IT HAS REVIEWED THE PROVISIONS OF THIS SECTION 7 WITH ITS COUNSEL. The Noteholder or the Guarantor may file an original counterpart or a copy of this
Section 7 with any court as written evidence of the consent of the Noteholder and the Guarantor to the waiver of the right to trial by jury.

8. Subordination. Notwithstanding anything to the contrary herein contained, if the Guarantor has executed a Guarantee of any Senior Indebtedness (as defined in Section 5 of Exhibit 7.2A to the Securities Purchase Agreement), or is otherwise obligated to pay Senior Indebtedness, then (a) the Noteholder shall take no action under this Agreement unless the Noteholder would be allowed to take action directly against the Company under the terms of Section 5 of the Notes, and (b) the obligations of the Guarantor under this Agreement shall otherwise be subordinated to the Guarantor's obligations under the Senior Indebtedness on the same terms and to the same extent as the Subordinated Indebtedness is subordinated to such Senior Indebtedness.

9. General. All covenants, agreements, representations and warranties made in this Agreement or any other Related Agreement or in certificates delivered pursuant hereto or thereto shall be deemed to have been relied on by The Noteholder, notwithstanding any investigation made by the Noteholder or its counsel, and shall survive the execution and delivery to The Noteholder hereof and thereof. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not limit, alter or otherwise affect the meaning hereof. This Agreement and the other Related Agreements constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. This Agreement is intended to take effect as a sealed document and may be executed in any number of counterparts, which together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts without regard to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

10. Amendment and Restatement. This Agreement amends and restates in its entirety that certain Guarantee dated as of January 3, 1996 executed by the Guarantor.

     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the dated first written above.

                         NUMATION, INC.



                         By    /s/ Robert P. Robeson
                           ----------------------------------
                              Title:   Secretary
                                    -------------------------


                         HARVARD PRIVATE CAPITAL HOLDINGS. INC.



                         By    /s/ Timothy R. Palmer
                           ----------------------------------

                              Title:   Managing Director
                                    -------------------------



                         By    /s/ Michael R. Eisenson
                           ----------------------------------

                              Title:   President and CEO
                                    -------------------------

                        AMENDED AND RESTATED GUARANTEE

     This Amended and Restated Guarantee ("Agreement"), dated as of March 23, 1998, is between Numatech, Inc., a Michigan corporation (together with its successors and assigns, the "Guarantor"), and Harvard Private Capital Holdings, Inc. (together with its successors and assigns, the "Noteholder"). The parties agree as follows:

1. Reference to Securities Purchase Agreement; Certain Rules of Construction; Definitions. Reference is made to the Securities Purchase Agreement dated as of January 3, 1996, as from time to time in effect, as amended (the "Securities Purchase Agreement"), between Numatics, Incorporated, a Michigan corporation (the "Company"), and the Noteholder. Except as the context otherwise explicitly requires, (a) the capitalized term "Section" refers to sections of this Agreement, (b) references to a particular Section shall include all subsections thereof and (c) the word "including" shall be construed as "including without limitation". Capitalized terms defined in the Securities Purchase Agreement and not otherwise defined herein are used herein with the meanings so defined. In addition, the term "Bankruptcy Code" shall mean Title 11 of the United States Code, and the term "Obligor" shall mean each Person having any obligation or other liability in respect of the Guaranteed Obligations, including each of the Company and each Subsidiary of the Company executing a Guarantee Agreement.

2.   Guarantee.

     2.1. Guarantee. The Guarantor unconditionally guarantees that the principal of, and interest on the Indebtedness evidenced by, and all other obligations of the Company in respect of, or arising under or in respect of, the Notes or to the holders of the Notes, including without limitation all such obligations arising under Section 14 of the Securities Purchase Agreement (collectively, the "Guaranteed Obligations"), will be performed and will be paid in full in cash when due and payable, whether at the stated or accelerated maturity thereof or otherwise, this guarantee being a guarantee of payment and not of collectibility and being absolute and in no way conditional or contingent. In the event any part of the Guaranteed Obligations shall not have been so paid in full when due and payable, the Guarantor will, immediately upon notice by the Noteholder or, without notice, immediately upon the occurrence of a Default, pay or cause to be paid to the Noteholder the amount of such Guaranteed Obligations which is then due and payable and unpaid. The obligations of the Guarantor hereunder shall not be affected by the invalidity, unenforceability or irrecoverability of any of the Guaranteed Obligations as against any Obligor. For purposes hereof, the Guaranteed Obligations shall be due and payable when and as the same shall be due and payable under the terms of the Securities Purchase Agreement or any other of the Related Agreements notwithstanding the fact that the collection or enforcement thereof may be stayed or enjoined under the Bankruptcy Code or other applicable law.

     2.2. Continuing Obligation. The Guarantor acknowledges that the Noteholder has entered into the Securities Purchase Agreement and the other Related Agreements (and, to the extent that the Noteholder may enter into any future Related Agreement, will have entered into such agreement) in reliance on this
Section 2 being a continuing irrevocable agreement, and the Guarantor agrees that its guarantee may not be revoked in whole or in part. The obligations of the Guarantor hereunder shall terminate when all of the Guaranteed Obligations has been indefeasibly paid in full in cash and discharged; provided, however, that:
          (a) if a claim is made upon the Noteholder at any time for repayment or recovery of any amounts or any property received by the Noteholder from any source on account of any of the Guaranteed Obligations and the Noteholder repays or returns any amounts or property so received (including interest thereon to the extent required to be paid by the Noteholder) or

          (b) if the Noteholder become liable for any part of such claim by reason of (i) any judgment or order of any court or administrative authority having competent jurisdiction, or (ii) any settlement or compromise of any such claim, then the Guarantor shall remain liable under this Agreement for the amounts so repaid or property so returned or the amounts for which the Noteholder becomes liable (such amounts being deemed part of the Guaranteed Obligations) to the same extent as if such amounts or property had never been received by the Noteholder, notwithstanding any termination hereof or the cancellation of any instrument or agreement evidencing any of the Guaranteed Obligations. Not later than five days after receipt of notice from the Noteholder, the Guarantor shall pay to the Noteholder an amount equal to the amount of such repayment or return for which the Noteholder has so become liable. Payments hereunder by the Guarantor may be required by the Noteholder on any number of occasions.

     2.3. Waivers with Respect to Guaranteed Obligations. Except to the extent expressly required by the Securities Purchase Agreement, or any other Related Agreement, the Guarantor waives, to the fullest extent permitted by the provisions of applicable law, all of the following (including all defenses, counterclaims and other rights of any nature based upon any of the following):

          (a) presentment, demand for payment and protest of nonpayment of any of the Guaranteed Obligations, and notice of protest, dishonor or nonperformance;

          (b) notice of acceptance of this guarantee and notice that credit has been extended in reliance on the Guarantor's guarantee of the Guaranteed Obligations;

          (c) notice of any Default or of any inability to enforce performance of the obligations of the Company or any other Person with respect to any Related Agreement, or notice of any acceleration of maturity of any Guaranteed Obligations;

          (d) demand for performance or observance of, and any enforcement of any provision of the Securities Purchase Agreement, the Guaranteed Obligations or any other Related Agreement or any pursuit or exhaustion of rights or remedies under the Security Agreement or against the Company or any other Person in respect of the Guaranteed Obligations or any requirement of diligence or promptness on the part of the Noteholder in connection with any of the foregoing;

          (e) any act or omission on the part of the Noteholder which may impair or prejudice the rights of the Guarantor, including rights to obtain subrogation, exoneration, contribution, indemnification or any other reimbursement from the Company or any other Person, or otherwise operate as a deemed release or discharge;

          (f) failure or delay to perfect or continue the perfection of any Lien under any Security Agreement or any other action which harms or impairs the value of, or any failure to preserve or protect the value of, any right, title and interest in and to the items and types of present and future property on which a Lien is created as set forth in any Security Agreement;

          (g) any statute of limitations or other Legal Requirement which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than the obligation of the principal;

          (h) any "single action" or "anti-deficiency" law which would otherwise prevent the Noteholder from bringing any action, including any claim for a deficiency, against the Guarantor before or after the Noteholder's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or any other law which would otherwise require any election of remedies by the Noteholder;

          (i) all demands and notices of every kind with respect to the foregoing; and

          (j) to the extent not referred to above, all defenses (other than payment) which the Company or any other Obligor may now or hereafter have to the payment of the Guaranteed Obligations, together with all suretyship defenses, which could otherwise be asserted by the Guarantor.

The Guarantor represents that it has obtained the advice of counsel as to the extent to which suretyship and other defenses may be available to it with respect to its obligations hereunder in the absence of the waivers contained in this Section 2.3.

     No delay or omission on the part of the Noteholder in exercising any right under this Agreement or any other Related Agreement or under any guarantee of the Guaranteed Obligations or with respect to any right under the Security Agreement shall operate as a waiver or relinquishment of such right. No action which the Noteholder or any Obligor may take or refrain from taking with respect to the Guaranteed Obligations, including any amendments thereto or modifications thereof or waivers with respect thereto, shall affect the provisions of this Agreement or the obligations of the Guarantor hereunder. None of the Noteholder's rights shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Obligor, or by any noncompliance by any Obligor with the terms, provisions and covenants of the Securities Purchase Agreement or any other Related Agreement, regardless of any knowledge thereof which the Noteholder may have or otherwise be charged with.

     2.4. The Noteholder's Power to Waive, etc. The Guarantor grants to the Noteholder full power in its discretion, without notice to or consent of the Guarantor, such notice and consent being expressly waived to the fullest extent permitted by applicable law, and without in any way affecting the liability of the Guarantor under its guarantee hereunder:

          (a) To waive compliance with, and any Default under, and to consent to any amendment to or modification or termination of any terms or provisions of, or to give any waiver in respect of, the Securities Purchase Agreement, any other Related Agreement, the Guaranteed Obligations or any Guarantee thereof (each as from time to time in effect);

          (b) To grant any extensions of the Guaranteed Obligations (for any duration), and any other indulgence with respect thereto, and to effect any total or partial release (by operation of law or otherwise), discharge, compromise or settlement with respect to the obligations of any Obligors or any other Person in respect of the Guaranteed Obligations, whether or not rights against the Guarantor under this Agreement are reserved in connection therewith;

          (c) To take security in any form for the Guaranteed Obligations, and to consent to the addition to or the substitution, exchange, release or other disposition of, or to deal in any other manner with, any part of any property on which a Lien is created under any Security Agreement whether or not the property, if any, received upon the exercise of such power shall be of a character or value the same as or different from the character or value of any property disposed of, and to obtain, modify or release any present or future Guarantees of the Guaranteed Obligations and to proceed against any property on which a Lien is created under any Security Agreement or such Guarantees in any order;

          (d) To collect or liquidate or realize upon or to refrain from collecting or liquidating or realizing upon any of the Guaranteed Obligations or the property on which a Lien is created under the Security Agreement in any manner.

     2.5. Information Regarding the Company, etc. The Guarantor has made such investigation as it deems desirable of the risks undertaken by it in entering into this Agreement and is fully satisfied that it understands all such risks. The Guarantor waives any obligation which may now or hereafter exist on the part of the Noteholder to inform it of the risks being undertaken by entering into this Agreement or of any changes in such risks and, from and after the date hereof, the Guarantor undertakes to keep itself informed of such risks and any changes therein. The Guarantor expressly waives any duty which may now or hereafter exist on the part of the Noteholder to disclose to the Guarantor any matter related to the business, operations, character, collateral, credit, condition (financial or otherwise), income or prospects of any Obligor or its Affiliates or their properties or management, whether now or hereafter known by the Noteholder. The Guarantor represents, warrants and agrees that it assumes sole responsibility for obtaining from the Company all information concerning the Securities Purchase Agreement and all other Related Agreements and all other information as to the Obligors and their Affiliates or their properties or management as the Guarantor deems necessary or desirable.

     2.6.  Certain Guarantor Representations. The Guarantor represents that:

          (a) it is in its best interest and in pursuit of the purposes for which it was organized as an integral part of the business conducted and proposed to be conducted by the Company and its Subsidiaries, and reasonably necessary and convenient in connection with the conduct of the business conducted and proposed to be conducted by them, to induce the Noteholder to enter into the Securities Purchase Agreement and to extend credit to the Company by making the Guarantee contemplated by this Section 2;

          (b) the credit available hereunder will directly or indirectly inure to its benefit;

          (c) by virtue of the foregoing it is receiving at least reasonably equivalent value from the Noteholder for its Guarantee;

          (d) it will not be rendered insolvent as a result of entering into this Agreement;

          (e) after giving effect to the transactions contemplated by this Agreement, it will have assets having a fair saleable value in excess of the amount required to pay its probable liability on its existing debts as they become absolute and matured;

          (f) it has, and will have, access to adequate capital for the conduct of its business;

          (g) it has the ability to pay its debts from time to time incurred in connection therewith as such debts mature; and

          (h) it has been advised by the Noteholder that the Noteholder is unwilling to enter into certain Amendments to the Securities Purchase Agreement unless the Guarantee contemplated by this Section 2 is given by it.

     2.7. Subrogation. The Guarantor agrees that, until the Guaranteed Obligations are paid in full, it will not exercise any right of reimbursement, subrogation, contribution, offset or other claims against any other Obligor arising by Contractual Obligation or operation of any Legal Requirement in connection with any payment made or required to be made by the Guarantor under this Agreement. After the payment in full of the Guaranteed Obligations, the Guarantor shall be entitled to exercise against the Company and any other Obligor all such rights of reimbursement, subrogation, contribution and offset, and all such other claims, to the fullest extent permitted by law.

     2.8. Subordination. The Guarantor covenants and agrees that, after the occurrence of an Event of Default, all Indebtedness, claims and liabilities then or thereafter owing by any Obligor to the Guarantor whether arising hereunder or otherwise are subordinated to the prior payment in full of the Guaranteed Obligations and are so subordinated as a claim against such Obligor or any of its assets, whether such claim be in the ordinary course of business or in the event of voluntary or involuntary liquidation, dissolution, insolvency or bankruptcy, so that no payment with respect to any such Indebtedness, claim or liability will be made or received while any Event of Default exists.

     2.9. Further Assurances. The Guarantor will, promptly upon the request of the Noteholder from time to time, execute, acknowledge and deliver, and file and record, all such instruments, and take all such action, as the Noteholder deems necessary or advisable to carry out the intent and purposes of this Section 2.

3. Representations and Warranties. In order to induce the Noteholder to extend credit under the Securities Purchase Agreement, the Guarantor represents and warrants that:

     3.1. Organization and Business. The Guarantor is a duly organized and validly existing corporation, in good standing under the laws of Michigan, with all power and authority, corporate or otherwise, necessary (a) to enter into and perform this Agreement and each other Related Agreement to which it is a party and (b) to own its properties and carry on the business now conducted or proposed to be conducted by it. Certified copies of the Charter and By-laws of the Guarantor have been previously delivered to the Noteholder and are correct and complete.

     3.2. Authorization and Enforceability. The Guarantor has taken all corporate action required to execute, deliver and perform this Agreement and each other Related Agreement to which it is a party. Each of this Agreement and each other Related Agreement to which the Guarantor is party constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms subject to the effect of Bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights and remedies of creditors generally and by general principles of equity, regardless of whether applied in proceedings in equity or at law, including limitations imposed by equity on the enforceability of waivers.

     3.3. No Legal Obstacle to Agreements. Neither the execution and delivery of this Agreement or any other Related Agreement, nor the consummation of any transaction referred to in or contemplated by this Agreement or any other Related Agreement, nor the fulfillment of the terms hereof or thereof or of any other Contractual Obligation referred to in this Agreement or any other Related Agreement, has constituted or resulted, or will constitute or result, in:

           (a) Any breach or termination of the provisions of any Contractual Obligation to which the Guarantor is a party or by which it is bound, or of the Charter or By-laws of the Guarantor: or

           (b)  The violation of any Legal Requirement.

No approval, authorization or other action by, or declaration to or filing with, any Governmental Authority or any other Person is required to be obtained or made by the Guarantor in connection with the execution, delivery and performance of this Agreement or any other Related Agreement to which it is party or the transactions contemplated hereby or thereby.

     3.4. Litigation. No Action is pending or, to the knowledge of the Guarantor, threatened which may involve any material risk of any final judgment, order or liability which, after giving effect to any applicable insurance, has resulted, or creates a material risk of resulting, in any material adverse change in the Guarantor's business, assets, financial condition, income or prospects or which seeks to enjoin the consummation, or which questions the validity, of any of the transactions contemplated by this Agreement or any other Related Agreement. No judgment, decree or order of any Governmental Authority has been issued against or binds the Guarantor which has resulted, or creates a material risk of resulting, in any material adverse change in the Guarantor's business, assets, financial condition, income or prospects.

4. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of the Noteholder and its successors and assigns and shall be binding upon the Guarantor and its respective successors and assigns. The Guarantor may not assign its rights or obligations under this Agreement without the written consent of the Noteholder.

5. Notices. Any notice or other communication in connection with this Agreement shall be deemed to be given if given in writing (including telex, telecopy or similar teletransmission) addressed as provided below (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor), and if either (a) actually delivered in fully legible form to such address (evidenced in the case of a telex by receipt of the correct answerback) or (b) in the case of a letter, five business days shall have elapsed after the same shall have been deposited in the United States mails, with first-class postage prepaid and registered or certified.

     If to the Guarantor, to it care of Numatics, Incorporated, 1450 North Milford Road, Highland, Michigan 48357, to the attention of the chief financial officer.

     If to the Noteholder, to it at its address specified in or pursuant to
Section 15 of the Securities Purchase Agreement.

6.   Venue; Service of Process.

          (a) The Guarantor and Noteholder agree that any legal proceeding arising out of or based upon this Agreement or any Specified Related Agreement relating to the subject matter hereof or thereof shall be brought in the state courts of the Commonwealth of Massachusetts or the United States District Court located in the Commonwealth of Massachusetts, and in no other court or jurisdiction;

          (b) The Guarantor and Noteholder irrevocably submit to the exclusive jurisdiction of the state courts of The Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof or thereof brought by the Guarantor or Noteholder or any of their respective successors or assigns; and

          (c) The Guarantor and Noteholder waive to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in any of the above-named courts, any claim that they are not subject personally to the jurisdiction of such court, that their property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of any such proceeding is improper, or that this Agreement or any other Related Agreement, or the subject matter hereof or thereof, may not be enforced in or by such court.

The Guarantor and Noteholder consent to service of process in any such proceeding in any manner permitted by Chapter 223A or any other provision of the General Laws of The Commonwealth of Massachusetts or the rules and regulations promulgated thereunder and agree that service of process by registered or certified mail, return receipt requested, at their address specified in or pursuant to Section 5 is reasonably calculated to give actual notice.

7. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE NOTEHOLDER AND THE GUARANTOR WAIVE, AND COVENANT THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE SECURITIES PURCHASE AGREEMENT OR ANY OTHER RELATED AGREEMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY OBLIGATION HEREUNDER OR THEREUNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE NOTEHOLDER OR THE GUARANTOR IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE. THE GUARANTOR AND NOTEHOLDER ACKNOWLEDGE THAT EACH HAS BEEN INFORMED BY THE OTHER THAT THE PROVISIONS OF THIS SECTION 7 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE OTHER HAS RELIED, IS RELYING AND WILL RELY IN ENTERING INTO THE SECURITIES PURCHASE AGREEMENT AND ANY OTHER RELATED AGREEMENT TO WHICH IT IS A PARTY, AND THAT IT HAS REVIEWED THE PROVISIONS OF THIS SECTION 7 WITH ITS COUNSEL. The Noteholder or the Guarantor may file an original counterpart or a copy of this
Section 7 with any court as written evidence of the consent of the Noteholder and the Guarantor to the waiver of the right to trial by jury.

8. Subordination. Notwithstanding anything to the contrary herein contained, if the Guarantor has executed a Guarantee of any Senior Indebtedness (as defined in Section 5 of Exhibit 7.2A to the Securities Purchase Agreement), or is otherwise obligated to pay Senior Indebtedness, then (a) the Noteholder shall take no action under this Agreement unless the Noteholder would be allowed to take action directly against the Company under the terms of Section 5 of the Notes, and (b) the obligations of the Guarantor under this Agreement shall otherwise be subordinated to the Guarantor's obligations under the Senior Indebtedness on the same terms and to the same extent as the Subordinated Indebtedness is subordinated to such Senior Indebtedness.

9. General. All covenants, agreements, representations and warranties made in this Agreement or any other Related Agreement or in certificates delivered pursuant hereto or thereto shall be deemed to have been relied on by The Noteholder, notwithstanding any investigation made by the Noteholder or its counsel, and shall survive the execution and delivery to The Noteholder hereof and thereof. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not limit, alter or otherwise affect the meaning hereof. This Agreement and the other Related Agreements constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. This Agreement is intended to take effect as a sealed document and may be executed in any number of counterparts, which together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts without regard to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

10. Amendment and Restatement. This Agreement amends and restates in its entirety that certain Guarantee dated as of January 3, 1996 executed by the Guarantor.

     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the dated first written above.

                                      NUMATECH, INC.


                                      By  /s/ Robert P. Robeson
                                         --------------------------------------
                                          Title: Secretary


                                      HARVARD PRIVATE CAPITAL HOLDINGS, INC.



                                      By  /s/ Timothy R. Palmer
                                         --------------------------------------
                                          Title: Managing Director


                                      By  /s/ Michael R. Eisenson
                                         --------------------------------------
                                          Title:  President and CEO

                        AMENDED AND RESTATED GUARANTEE

     This Amended and Restated Guarantee ("Agreement"), dated as of March 23, 1998, is between Ultra Air Products, Inc., a Michigan corporation (together with its successors and assigns, the "Guarantor"), and Harvard Private Capital Holdings, Inc. (together with its successors and assigns, the "Noteholder"). The parties agree as follows:

1. Reference to Securities Purchase Agreement; Certain Rules of Construction; Definitions. Reference is made to the Securities Purchase Agreement dated as of January 3, 1996, as from time to time in effect, as amended (the "Securities Purchase Agreement"), between Numatics, Incorporated, a Michigan corporation (the "Company"), and the Noteholder. Except as the context otherwise explicitly requires, (a) the capitalized term "Section" refers to sections of this Agreement, (b) references to a particular Section shall include all subsections thereof and (c) the word "including" shall be construed as "including without limitation". Capitalized terms defined in the Securities Purchase Agreement and not otherwise defined herein are used herein with the meanings so defined. In addition, the term "Bankruptcy Code" shall mean Title 11 of the United States Code, and the term "Obligor" shall mean each Person having any obligation or other liability in respect of the Guaranteed Obligations, including each of the Company and each Subsidiary of the Company executing a Guarantee Agreement.

2.   Guarantee.

     2.1. Guarantee. The Guarantor unconditionally guarantees that the principal of, and interest on the Indebtedness evidenced by, and all other obligations of the Company in respect of, or arising under or in respect of, the Notes or to the holders of the Notes, including without limitation all such obligations arising under Section 14 of the Securities Purchase Agreement (collectively, the "Guaranteed Obligations"), will be performed and will be paid in full in cash when due and payable, whether at the stated or accelerated maturity thereof or otherwise, this guarantee being a guarantee of payment and not of collectibility and being absolute and in no way conditional or contingent. In the event any part of the Guaranteed Obligations shall not have been so paid in full when due and payable, the Guarantor will, immediately upon notice by the Noteholder or, without notice, immediately upon the occurrence of a Default, pay or cause to be paid to the Noteholder the amount of such Guaranteed Obligations which is then due and payable and unpaid. The obligations of the Guarantor hereunder shall not be affected by the invalidity, unenforceability or irrecoverability of any of the Guaranteed Obligations as against any Obligor. For purposes hereof, the Guaranteed Obligations shall be due and payable when and as the same shall be due and payable under the terms of the Securities Purchase Agreement or any other of the Related Agreements notwithstanding the fact that the collection or enforcement thereof may be stayed or enjoined under the Bankruptcy Code or other applicable law.

     2.2. Continuing Obligation. The Guarantor acknowledges that the Noteholder has entered into the Securities Purchase Agreement and the other Related Agreements (and, to the extent that the Noteholder may enter into any future Related Agreement, will have entered into such agreement) in reliance on this
Section 2 being a continuing irrevocable agreement, and the Guarantor agrees that its guarantee may not be revoked in whole or in part. The obligations of the Guarantor hereunder shall terminate when all of the Guaranteed Obligations has been indefeasibly paid in full in cash and discharged; provided, however, that:

          (a) if a claim is made upon the Noteholder at any time for repayment or recovery of any amounts or any property received by the Noteholder from any source on account of any of the Guaranteed Obligations and the Noteholder repays or returns any amounts or property so received (including interest thereon to the extent required to be paid by the Noteholder) or

          (b) if the Noteholder become liable for any part of such claim by reason of (i) any judgment or order of any court or administrative authority having competent jurisdiction, or (ii) any settlement or compromise of any such claim, then the Guarantor shall remain liable under this Agreement for the amounts so repaid or property so returned or the amounts for which the Noteholder becomes liable (such amounts being deemed part of the Guaranteed Obligations) to the same extent as if such amounts or property had never been received by the Noteholder, notwithstanding any termination hereof or the cancellation of any instrument or agreement evidencing any of the Guaranteed Obligations. Not later than five days after receipt of notice from the Noteholder, the Guarantor shall pay to the Noteholder an amount equal to the amount of such repayment or return for which the Noteholder has so become liable. Payments hereunder by the Guarantor may be required by the Noteholder on any number of occasions.

     2.3. Waivers with Respect to Guaranteed Obligations. Except to the extent expressly required by the Securities Purchase Agreement, or any other Related Agreement, the Guarantor waives, to the fullest extent permitted by the provisions of applicable law, all of the following (including all defenses, counterclaims and other rights of any nature based upon any of the following):

          (a) presentment, demand for payment and protest of nonpayment of any of the Guaranteed Obligations, and notice of protest, dishonor or nonperformance;

          (b) notice of acceptance of this guarantee and notice that credit has been extended in reliance on the Guarantor's guarantee of the Guaranteed Obligations;

          (c) notice of any Default or of any inability to enforce performance of the obligations of the Company or any other Person with respect to any Related Agreement, or notice of any acceleration of maturity of any Guaranteed Obligations;

          (d) demand for performance or observance of, and any enforcement of any provision of the Securities Purchase Agreement, the Guaranteed Obligations or any other Related Agreement or any pursuit or exhaustion of rights or remedies under the Security Agreement or against the Company or any other Person in respect of the Guaranteed Obligations or any requirement of diligence or promptness on the part of the Noteholder in connection with any of the foregoing;

          (e) any act or omission on the part of the Noteholder which may impair or prejudice the rights of the Guarantor, including rights to obtain subrogation, exoneration, contribution, indemnification or any other reimbursement from the Company or any other Person, or otherwise operate as a deemed release or discharge;

          (f) failure or delay to perfect or continue the perfection of any Lien under any Security Agreement or any other action which harms or impairs the value of, or any failure to preserve or protect the value of, any right, title and interest in and to the items and types of present and future property on which a Lien is created as set forth in any Security Agreement;

          (g) any statute of limitations or other Legal Requirement which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than the obligation of the principal;

          (h) any "single action" or "anti-deficiency" law which would otherwise prevent the Noteholder from bringing any action, including any claim for a deficiency, against the Guarantor before or after the Noteholder's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or any other law which would otherwise require any election of remedies by the Noteholder;

          (i) all demands and notices of every kind with respect to the foregoing; and

          (j) to the extent not referred to above, all defenses (other than payment) which the Company or any other Obligor may now or hereafter have to the payment of the Guaranteed Obligations, together with all suretyship defenses, which could otherwise be asserted by the Guarantor.

The Guarantor represents that it has obtained the advice of counsel as to the extent to which suretyship and other defenses may be available to it with respect to its obligations hereunder in the absence of the waivers contained in this Section 2.3.

     No delay or omission on the part of the Noteholder in exercising any right under this Agreement or any other Related Agreement or under any guarantee of the Guaranteed Obligations or with respect to any right under the Security Agreement shall operate as a waiver or relinquishment of such right. No action which the Noteholder or any Obligor may take or refrain from taking with respect to the Guaranteed Obligations, including any amendments thereto or modifications thereof or waivers with respect thereto, shall affect the provisions of this Agreement or the obligations of the Guarantor hereunder. None of the Noteholder's rights shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Obligor, or by any noncompliance by any Obligor with the terms, provisions and covenants of the Securities Purchase Agreement or any other Related Agreement, regardless of any knowledge thereof which the Noteholder may have or otherwise be charged with.

     2.4. The Noteholder's Power to Waive, etc. The Guarantor grants to the Noteholder full power in its discretion, without notice to or consent of the Guarantor, such notice and consent being expressly waived to the fullest extent permitted by applicable law, and without in any way affecting the liability of the Guarantor under its guarantee hereunder:

          (a) To waive compliance with, and any Default under, and to consent to any amendment to or modification or termination of any terms or provisions of, or to give any waiver in respect of, the Securities Purchase Agreement, any other Related Agreement, the Guaranteed Obligations or any Guarantee thereof (each as from time to time in effect);

          (b) To grant any extensions of the Guaranteed Obligations (for any duration), and any other indulgence with respect thereto, and to effect any total or partial release (by operation of law or otherwise), discharge, compromise or settlement with respect to the obligations of any Obligors or any other Person in respect of the Guaranteed Obligations, whether or not rights against the Guarantor under this Agreement are reserved in connection therewith;

          (c) To take security in any form for the Guaranteed Obligations, and to consent to the addition to or the substitution, exchange, release or other disposition of, or to deal in any other manner with, any part of any property on which a Lien is created under any Security Agreement whether or not the property, if any, received upon the exercise of such power shall be of a character or value the same as or different from the character or value of any property disposed of, and to obtain, modify or release any present or future Guarantees of the Guaranteed Obligations and to proceed against any property on which a Lien is created under any Security Agreement or such Guarantees in any order;

          (d) To collect or liquidate or realize upon or to refrain from collecting or liquidating or realizing upon any of the Guaranteed Obligations or the property on which a Lien is created under the Security Agreement in any manner.

     2.5. Information Regarding the Company, etc. The Guarantor has made such investigation as it deems desirable of the risks undertaken by it in entering into this Agreement and is fully satisfied that it understands all such risks. The Guarantor waives any obligation which may now or hereafter exist on the part of the Noteholder to inform it of the risks being undertaken by entering into this Agreement or of any changes in such risks and, from and after the date hereof, the Guarantor undertakes to keep itself informed of such risks and any changes therein. The Guarantor expressly waives any duty which may now or hereafter exist on the part of the Noteholder to disclose to the Guarantor any matter related to the business, operations, character, collateral, credit, condition (financial or otherwise), income or prospects of any Obligor or its Affiliates or their properties or management, whether now or hereafter known by the Noteholder. The Guarantor represents, warrants and agrees that it assumes sole responsibility for obtaining from the Company all information concerning the Securities Purchase Agreement and all other Related Agreements and all other information as to the Obligors and their Affiliates or their properties or management as the Guarantor deems necessary or desirable.

     2.6.  Certain Guarantor Representations. The Guarantor represents that:

          (a) it is in its best interest and in pursuit of the purposes for which it was organized as an integral part of the business conducted and proposed to be conducted by the Company and its Subsidiaries, and reasonably necessary and convenient in connection with the conduct of the business conducted and proposed to be conducted by them, to induce the Noteholder to enter into the Securities Purchase Agreement and to extend credit to the Company by making the Guarantee contemplated by this Section 2;

          (b) the credit available hereunder will directly or indirectly inure to its benefit;

          (c) by virtue of the foregoing it is receiving at least reasonably equivalent value from the Noteholder for its Guarantee;

          (d) it will not be rendered insolvent as a result of entering into this Agreement;

          (e) after giving effect to the transactions contemplated by this Agreement, it will have assets having a fair saleable value in excess of the amount required to pay its probable liability on its existing debts as they become absolute and matured;

          (f) it has, and will have, access to adequate capital for the conduct of its business;

          (g) it has the ability to pay its debts from time to time incurred in connection therewith as such debts mature; and

          (h) it has been advised by the Noteholder that the Noteholder is unwilling to enter into certain Amendments to the Securities Purchase Agreement unless the Guarantee contemplated by this Section 2 is given by it.

     2.7. Subrogation. The Guarantor agrees that, until the Guaranteed Obligations are paid in full, it will not exercise any right of reimbursement, subrogation, contribution, offset or other claims against any other Obligor arising by Contractual Obligation or operation of any Legal Requirement in connection with any payment made or required to be made by the Guarantor under this Agreement. After the payment in full of the Guaranteed Obligations, the Guarantor shall be entitled to exercise against the Company and any other Obligor all such rights of reimbursement, subrogation, contribution and offset, and all such other claims, to the fullest extent permitted by law.

     2.8. Subordination. The Guarantor covenants and agrees that, after the occurrence of an Event of Default, all Indebtedness, claims and liabilities then or thereafter owing by any Obligor to the Guarantor whether arising hereunder or otherwise are subordinated to the prior payment in full of the Guaranteed Obligations and are so subordinated as a claim against such Obligor or any of its assets, whether such claim be in the ordinary course of business or in the event of voluntary or involuntary liquidation, dissolution, insolvency or bankruptcy, so that no payment with respect to any such Indebtedness, claim or liability will be made or received while any Event of Default exists.

     2.9. Further Assurances. The Guarantor will, promptly upon the request of the Noteholder from time to time, execute, acknowledge and deliver, and file and record, all such instruments, and take all such action, as the Noteholder deems necessary or advisable to carry out the intent and purposes of this Section 2.

3. Representations and Warranties. In order to induce the Noteholder to extend credit under the Securities Purchase Agreement, the Guarantor represents and warrants that:

     3.1. Organization and Business. The Guarantor is a duly organized and validly existing corporation, in good standing under the laws of Michigan, with all power and authority, corporate or otherwise, necessary (a) to enter into and perform this Agreement and each other Related Agreement to which it is a party and (b) to own its properties and carry on the business now conducted or proposed to be conducted by it. Certified copies of the Charter and By-laws of the Guarantor have been previously delivered to the Noteholder and are correct and complete.

     3.2. Authorization and Enforceability. The Guarantor has taken all corporate action required to execute, deliver and perform this Agreement and each other Related Agreement to which it is a party. Each of this Agreement and each other Related Agreement to which the Guarantor is party constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms subject to the effect of Bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights and remedies of creditors generally and by general principles of equity, regardless of whether applied in proceedings in equity or at law, including limitations imposed by equity on the enforceability of waivers.

     3.3. No Legal Obstacle to Agreements. Neither the execution and delivery of this Agreement or any other Related Agreement, nor the consummation of any transaction referred to in or contemplated by this Agreement or any other Related Agreement, nor the fulfillment of the terms hereof or thereof or of any other Contractual Obligation referred to in this Agreement or any other Related Agreement, has constituted or resulted, or will constitute or result, in:

          (a) Any breach or termination of the provisions of any Contractual Obligation to which the Guarantor is a party or by which it is bound, or of the Charter or By-laws of the Guarantor: or

          (b)  The violation of any Legal Requirement.

No approval, authorization or other action by, or declaration to or filing with, any Governmental Authority or any other Person is required to be obtained or made by the Guarantor in connection with the execution, delivery and performance of this Agreement or any other Related Agreement to which it is party or the transactions contemplated hereby or thereby.

     3.4. Litigation. No Action is pending or, to the knowledge of the Guarantor, threatened which may involve any material risk of any final judgment, order or liability which, after giving effect to any applicable insurance, has resulted, or creates a material risk of resulting, in any material adverse change in the Guarantor's business, assets, financial condition, income or prospects or which seeks to enjoin the consummation, or which questions the validity, of any of the transactions contemplated by this Agreement or any other Related Agreement. No judgment, decree or order of any Governmental Authority has been issued against or binds the Guarantor which has resulted, or creates a material risk of resulting, in any material adverse change in the Guarantor's business, assets, financial condition, income or prospects.

4. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of the Noteholder and its successors and assigns and shall be binding upon the Guarantor and its respective successors and assigns. The Guarantor may not assign its rights or obligations under this Agreement without the written consent of the Noteholder.

5. Notices. Any notice or other communication in connection with this Agreement shall be deemed to be given if given in writing (including telex, telecopy or similar teletransmission) addressed as provided below (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor), and if either (a) actually delivered in fully legible form to such address (evidenced in the case of a telex by receipt of the correct answerback) or (b) in the case of a letter, five business days shall have elapsed after the same shall have been deposited in the United States mails, with first-class postage prepaid and registered or certified.

     If to the Guarantor, to it care of Numatics, Incorporated, 1450 North Milford Road, Highland, Michigan 48357, to the attention of the chief financial officer.

     If to the Noteholder, to it at its address specified in or pursuant to
Section 15 of the Securities Purchase Agreement.

6.   Venue; Service of Process.

          (a) The Guarantor and Noteholder agree that any legal proceeding arising out of or based upon this Agreement or any Specified Related Agreement relating to the subject matter hereof or thereof shall be brought in the state courts of the Commonwealth of Massachusetts or the United States District Court located in the Commonwealth of Massachusetts, and in no other court or jurisdiction;

          (b) The Guarantor and Noteholder irrevocably submit to the exclusive jurisdiction of the state courts of The Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof or thereof brought by the Guarantor or Noteholder or any of their respective successors or assigns; and

          (c) The Guarantor and Noteholder waive to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in any of the above-named courts, any claim that they are not subject personally to the jurisdiction of such court, that their property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of any such proceeding is improper, or that this Agreement or any other Related Agreement, or the subject matter hereof or thereof, may not be enforced in or by such court.

The Guarantor and Noteholder consent to service of process in any such proceeding in any manner permitted by Chapter 223A or any other provision of the General Laws of The Commonwealth of Massachusetts or the rules and regulations promulgated thereunder and agree that service of process by registered or certified mail, return receipt requested, at their address specified in or pursuant to Section 5 is reasonably calculated to give actual notice.

7. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE NOTEHOLDER AND THE GUARANTOR WAIVE, AND COVENANT THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE SECURITIES PURCHASE AGREEMENT OR ANY OTHER RELATED AGREEMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY OBLIGATION HEREUNDER OR THEREUNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE NOTEHOLDER OR THE GUARANTOR IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE. THE GUARANTOR AND NOTEHOLDER ACKNOWLEDGE THAT EACH HAS BEEN INFORMED BY THE OTHER THAT THE PROVISIONS OF THIS SECTION 7 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE OTHER HAS RELIED, IS RELYING AND WILL RELY IN ENTERING INTO THE SECURITIES PURCHASE AGREEMENT AND ANY OTHER RELATED AGREEMENT TO WHICH IT IS A PARTY, AND THAT IT HAS REVIEWED THE PROVISIONS OF THIS SECTION 7 WITH ITS COUNSEL. The Noteholder or the Guarantor may file an original counterpart or a copy of this
Section 7 with any court as written evidence of the consent of the Noteholder and the Guarantor to the waiver of the right to trial by jury.

8. Subordination. Notwithstanding anything to the contrary herein contained, if the Guarantor has executed a Guarantee of any Senior Indebtedness (as defined in Section 5 of Exhibit 7.2A to the Securities Purchase Agreement), or is otherwise obligated to pay Senior Indebtedness, then (a) the Noteholder shall take no action under this Agreement unless the Noteholder would be allowed to take action directly against the Company under the terms of Section 5 of the Notes, and (b) the obligations of the Guarantor under this Agreement shall otherwise be subordinated to the Guarantor's obligations under the Senior Indebtedness on the same terms and to the same extent as the Subordinated Indebtedness is subordinated to such Senior Indebtedness.

9. General. All covenants, agreements, representations and warranties made in this Agreement or any other Related Agreement or in certificates delivered pursuant hereto or thereto shall be deemed to have been relied on by The Noteholder, notwithstanding any investigation made by the Noteholder or its counsel, and shall survive the execution and delivery to The Noteholder hereof and thereof. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not limit, alter or otherwise affect the meaning hereof. This Agreement and the other Related Agreements constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. This Agreement is intended to take effect as a sealed document and may be executed in any number of counterparts, which together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts without regard to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

10. Amendment and Restatement. This Agreement amends and restates in its entirety that certain Guarantee dated as of January 3, 1996 executed by the Guarantor.

     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the dated first written above.

                                          ULTRA AIR PRODUCTS, INC.


                                          By  /s/ Robert P. Robeson
                                             -----------------------------------
                                              Title: Secretary


                                          HARVARD PRIVATE CAPITAL HOLDINGS, INC.


                                          By  /s/ Timothy R. Palmer
                                             -----------------------------------
                                              Title: Managing Director


                                          By  /s/ Michael R. Eisenson
                                             -----------------------------------
                                              Title: President and CEO

                 AMENDED AND RESTATED GUARANTEE

     This Amended and Restated Guarantee ("Agreement"), dated as of March 23, 1998, is between Microsmith, Inc., an Arizona corporation (together with its successors and assigns, the "Guarantor"), and Harvard Private Capital Holdings, Inc. (together with its successors and assigns, the "Noteholder"). The parties agree as follows:

1. Reference to Securities Purchase Agreement; Certain Rules of Construction; Definitions. Reference is made to the Securities Purchase Agreement dated as of January 3, 1996, as from time to time in effect, as amended (the "Securities Purchase Agreement"), between Numatics, Incorporated, a Michigan corporation (the "Company"), and the Noteholder. Except as the context otherwise explicitly requires, (a) the capitalized term "Section" refers to sections of this Agreement, (b) references to a particular Section shall include all subsections thereof and (c) the word "including" shall be construed as "including without limitation". Capitalized terms defined in the Securities Purchase Agreement and not otherwise defined herein are used herein with the meanings so defined. In addition, the term "Bankruptcy Code" shall mean Title 11 of the United States Code, and the term "Obligor" shall mean each Person having any obligation or other liability in respect of the Guaranteed Obligations, including each of the Company and each Subsidiary of the Company executing a Guarantee Agreement.

2.   Guarantee.

     2.1. Guarantee. The Guarantor unconditionally guarantees that the principal of, and interest on the Indebtedness evidenced by, and all other obligations of the Company in respect of, or arising under or in respect of, the Notes or to the holders of the Notes, including without limitation all such obligations arising under Section 14 of the Securities Purchase Agreement (collectively, the "Guaranteed Obligations"), will be performed and will be paid in full in cash when due and payable, whether at the stated or accelerated maturity thereof or otherwise, this guarantee being a guarantee of payment and not of collectibility and being absolute and in no way conditional or contingent. In the event any part of the Guaranteed Obligations shall not have been so paid in full when due and payable, the Guarantor will, immediately upon notice by the Noteholder or, without notice, immediately upon the occurrence of a Default, pay or cause to be paid to the Noteholder the amount of such Guaranteed Obligations which is then due and payable and unpaid. The obligations of the Guarantor hereunder shall not be affected by the invalidity, unenforceability or irrecoverability of any of the Guaranteed Obligations as against any Obligor. For purposes hereof, the Guaranteed Obligations shall be due and payable when and as the same shall be due and payable under the terms of the Securities Purchase Agreement or any other of the Related Agreements notwithstanding the fact that the collection or enforcement thereof may be stayed or enjoined under the Bankruptcy Code or other applicable law.

     2.2. Continuing Obligation. The Guarantor acknowledges that the Noteholder has entered into the Securities Purchase Agreement and the other Related Agreements (and, to the extent that the Noteholder may enter into any future Related Agreement, will have entered into such agreement) in reliance on this
Section 2 being a continuing irrevocable agreement, and the Guarantor agrees that its guarantee may not be revoked in whole or in part. The obligations of the Guarantor hereunder shall terminate when all of the Guaranteed Obligations has been indefeasibly paid in full in cash and discharged; provided, however, that:

          (a) if a claim is made upon the Noteholder at any time for repayment or recovery of any amounts or any property received by the Noteholder from any source on account of any of the Guaranteed Obligations and the Noteholder repays or returns any amounts or property so received (including interest thereon to the extent required to be paid by the Noteholder) or

          (b) if the Noteholder become liable for any part of such claim by reason of (i) any judgment or order of any court or administrative authority having competent jurisdiction, or (ii) any settlement or compromise of any such claim, then the Guarantor shall remain liable under this Agreement for the amounts so repaid or property so returned or the amounts for which the Noteholder becomes liable (such amounts being deemed part of the Guaranteed Obligations) to the same extent as if such amounts or property had never been received by the Noteholder, notwithstanding any termination hereof or the cancellation of any instrument or agreement evidencing any of the Guaranteed Obligations. Not later than five days after receipt of notice from the Noteholder, the Guarantor shall pay to the Noteholder an amount equal to the amount of such repayment or return for which the Noteholder has so become liable. Payments hereunder by the Guarantor may be required by the Noteholder on any number of occasions.

     2.3. Waivers with Respect to Guaranteed Obligations. Except to the extent expressly required by the Securities Purchase Agreement, or any other Related Agreement, the Guarantor waives, to the fullest extent permitted by the provisions of applicable law, all of the following (including all defenses, counterclaims and other rights of any nature based upon any of the following):

          (a) presentment, demand for payment and protest of nonpayment of any of the Guaranteed Obligations, and notice of protest, dishonor or nonperformance;

          (b) notice of acceptance of this guarantee and notice that credit has been extended in reliance on the Guarantor's guarantee of the Guaranteed Obligations;

          (c) notice of any Default or of any inability to enforce performance of the obligations of the Company or any other Person with respect to any Related Agreement, or notice of any acceleration of maturity of any Guaranteed Obligations;

          (d) demand for performance or observance of, and any enforcement of any provision of the Securities Purchase Agreement, the Guaranteed Obligations or any other Related Agreement or any pursuit or exhaustion of rights or remedies under the Security Agreement or against the Company or any other Person in respect of the Guaranteed Obligations or any requirement of diligence or promptness on the part of the Noteholder in connection with any of the foregoing;

          (e) any act or omission on the part of the Noteholder which may impair or prejudice the rights of the Guarantor, including rights to obtain subrogation, exoneration, contribution, indemnification or any other reimbursement from the Company or any other Person, or otherwise operate as a deemed release or discharge;

          (f) failure or delay to perfect or continue the perfection of any Lien under any Security Agreement or any other action which harms or impairs the value of, or any failure to preserve or protect the value of, any right, title and interest in and to the items and types of present and future property on which a Lien is created as set forth in any Security Agreement;

          (g) any statute of limitations or other Legal Requirement which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than the obligation of the principal;

          (h) any "single action" or "anti-deficiency" law which would otherwise prevent the Noteholder from bringing any action, including any claim for a deficiency, against the Guarantor before or after the Noteholder's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or any other law which would otherwise require any election of remedies by the Noteholder;

          (i) all demands and notices of every kind with respect to the foregoing; and

          (j) to the extent not referred to above, all defenses (other than payment) which the Company or any other Obligor may now or hereafter have to the payment of the Guaranteed Obligations, together with all suretyship defenses, which could otherwise be asserted by the Guarantor.

The Guarantor represents that it has obtained the advice of counsel as to the extent to which suretyship and other defenses may be available to it with respect to its obligations hereunder in the absence of the waivers contained in this Section 2.3.

     No delay or omission on the part of the Noteholder in exercising any right under this Agreement or any other Related Agreement or under any guarantee of the Guaranteed Obligations or with respect to any right under the Security Agreement shall operate as a waiver or relinquishment of such right. No action which the Noteholder or any Obligor may take or refrain from taking with respect to the Guaranteed Obligations, including any amendments thereto or modifications thereof or waivers with respect thereto, shall affect the provisions of this Agreement or the obligations of the Guarantor hereunder. None of the Noteholder's rights shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Obligor, or by any noncompliance by any Obligor with the terms, provisions and covenants of the Securities Purchase Agreement or any other Related Agreement, regardless of any knowledge thereof which the Noteholder may have or otherwise be charged with.

     2.4. The Noteholder's Power to Waive, etc. The Guarantor grants to the Noteholder full power in its discretion, without notice to or consent of the Guarantor, such notice and consent being expressly waived to the fullest extent permitted by applicable law, and without in any way affecting the liability of the Guarantor under its guarantee hereunder:

          (a) To waive compliance with, and any Default under, and to consent to any amendment to or modification or termination of any terms or provisions of, or to give any waiver in respect of, the Securities Purchase Agreement, any other Related Agreement, the Guaranteed Obligations or any Guarantee thereof (each as from time to time in effect);

          (b) To grant any extensions of the Guaranteed Obligations (for any duration), and any other indulgence with respect thereto, and to effect any total or partial release (by operation of law or otherwise), discharge, compromise or settlement with respect to the obligations of any Obligors or any other Person in respect of the Guaranteed Obligations, whether or not rights against the Guarantor under this Agreement are reserved in connection therewith;

          (c) To take security in any form for the Guaranteed Obligations, and to consent to the addition to or the substitution, exchange, release or other disposition of, or to deal in any other manner with, any part of any property on which a Lien is created under any Security Agreement whether or not the property, if any, received upon the exercise of such power shall be of a character or value the same as or different from the character or value of any property disposed of, and to obtain, modify or release any present or future Guarantees of the Guaranteed Obligations and to proceed against any property on which a Lien is created under any Security Agreement or such Guarantees in any order;

          (d) To collect or liquidate or realize upon or to refrain from collecting or liquidating or realizing upon any of the Guaranteed Obligations or the property on which a Lien is created under the Security Agreement in any manner.

     2.5. Information Regarding the Company, etc. The Guarantor has made such investigation as it deems desirable of the risks undertaken by it in entering into this Agreement and is fully satisfied that it understands all such risks. The Guarantor waives any obligation which may now or hereafter exist on the part of the Noteholder to inform it of the risks being undertaken by entering into this Agreement or of any changes in such risks and, from and after the date hereof, the Guarantor undertakes to keep itself informed of such risks and any changes therein. The Guarantor expressly waives any duty which may now or hereafter exist on the part of the Noteholder to disclose to the Guarantor any matter related to the business, operations, character, collateral, credit, condition (financial or otherwise), income or prospects of any Obligor or its Affiliates or their properties or management, whether now or hereafter known by the Noteholder. The Guarantor represents, warrants and agrees that it assumes sole responsibility for obtaining from the Company all information concerning the Securities Purchase Agreement and all other Related Agreements and all other information as to the Obligors and their Affiliates or their properties or management as the Guarantor deems necessary or desirable.

     2.6.  Certain Guarantor Representations. The Guarantor represents that:

          (a) it is in its best interest and in pursuit of the purposes for which it was organized as an integral part of the business conducted and proposed to be conducted by the Company and its Subsidiaries, and reasonably necessary and convenient in connection with the conduct of the business conducted and proposed to be conducted by them, to induce the Noteholder to enter into the Securities Purchase Agreement and to extend credit to the Company by making the Guarantee contemplated by this Section 2;

          (b) the credit available hereunder will directly or indirectly inure to its benefit;

          (c) by virtue of the foregoing it is receiving at least reasonably equivalent value from the Noteholder for its Guarantee;

          (d) it will not be rendered insolvent as a result of entering into this Agreement;

          (e) after giving effect to the transactions contemplated by this Agreement, it will have assets having a fair saleable value in excess of the amount required to pay its probable liability on its existing debts as they become absolute and matured;

          (f) it has, and will have, access to adequate capital for the conduct of its business;

          (g) it has the ability to pay its debts from time to time incurred in connection therewith as such debts mature; and

          (h) it has been advised by the Noteholder that the Noteholder is unwilling to enter into certain Amendments to the Securities Purchase Agreement unless the Guarantee contemplated by this Section 2 is given by it.

     2.7. Subrogation. The Guarantor agrees that, until the Guaranteed Obligations are paid in full, it will not exercise any right of reimbursement, subrogation, contribution, offset or other claims against any other Obligor arising by Contractual Obligation or operation of any Legal Requirement in connection with any payment made or required to be made by the Guarantor under this Agreement. After the payment in full of the Guaranteed Obligations, the Guarantor shall be entitled to exercise against the Company and any other Obligor all such rights of reimbursement, subrogation, contribution and offset, and all such other claims, to the fullest extent permitted by law.

     2.8. Subordination. The Guarantor covenants and agrees that, after the occurrence of an Event of Default, all Indebtedness, claims and liabilities then or thereafter owing by any Obligor to the Guarantor whether arising hereunder or otherwise are subordinated to the prior payment in full of the Guaranteed Obligations and are so subordinated as a claim against such Obligor or any of its assets, whether such claim be in the ordinary course of business or in the event of voluntary or involuntary liquidation, dissolution, insolvency or bankruptcy, so that no payment with respect to any such Indebtedness, claim or liability will be made or received while any Event of Default exists.

     2.9. Further Assurances. The Guarantor will, promptly upon the request of the Noteholder from time to time, execute, acknowledge and deliver, and file and record, all such instruments, and take all such action, as the Noteholder deems necessary or advisable to carry out the intent and purposes of this Section 2.

3. Representations and Warranties. In order to induce the Noteholder to extend credit under the Securities Purchase Agreement, the Guarantor represents and warrants that:

     3.1. Organization and Business. The Guarantor is a duly organized and validly existing corporation, in good standing under the laws of Arizona, with all power and authority, corporate or otherwise, necessary (a) to enter into and perform this Agreement and each other Related Agreement to which it is a party and (b) to own its properties and carry on the business now conducted or proposed to be conducted by it. Certified copies of the Charter and By-laws of the Guarantor have been previously delivered to the Noteholder and are correct and complete.

     3.2. Authorization and Enforceability. The Guarantor has taken all corporate action required to execute, deliver and perform this Agreement and each other Related Agreement to which it is a party. Each of this Agreement and each other Related Agreement to which the Guarantor is party constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms subject to the effect of Bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights and remedies of creditors generally and by general principles of equity, regardless of whether applied in proceedings in equity or at law, including limitations imposed by equity on the enforceability of waivers.

     3.3. No Legal Obstacle to Agreements. Neither the execution and delivery of this Agreement or any other Related Agreement, nor the consummation of any transaction referred to in or contemplated by this Agreement or any other Related Agreement, nor the fulfillment of the terms hereof or thereof or of any other Contractual Obligation referred to in this Agreement or any other Related Agreement, has constituted or resulted, or will constitute or result, in:

          (a) Any breach or termination of the provisions of any Contractual Obligation to which the Guarantor is a party or by which it is bound, or of the Charter or By-laws of the Guarantor: or

          (b)  The violation of any Legal Requirement.

No approval, authorization or other action by, or declaration to or filing with, any Governmental Authority or any other Person is required to be obtained or made by the Guarantor in connection with the execution, delivery and performance of this Agreement or any other Related Agreement to which it is party or the transactions contemplated hereby or thereby.

     3.4. Litigation. No Action is pending or, to the knowledge of the Guarantor, threatened which may involve any material risk of any final judgment, order or liability which, after giving effect to any applicable insurance, has resulted, or creates a material risk of resulting, in any material adverse change in the Guarantor's business, assets, financial condition, income or prospects or which seeks to enjoin the consummation, or which questions the validity, of any of the transactions contemplated by this Agreement or any other Related Agreement. No judgment, decree or order of any Governmental Authority has been issued against or binds the Guarantor which has resulted, or creates a material risk of resulting, in any material adverse change in the Guarantor's business. assets, financial condition, income or prospects.

4. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of the Noteholder and its successors and assigns and shall be binding upon the Guarantor and its respective successors and assigns. The Guarantor may not assign its rights or obligations under this Agreement without the written consent of the Noteholder.

5. Notices. Any notice or other communication in connection with this Agreement shall be deemed to be given if given in writing (including telex, telecopy or similar teletransmission) addressed as provided below (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor), and if either (a) actually delivered in fully legible form to such address (evidenced in the case of a telex by receipt of the correct answerback) or (b) in the case of a letter, five business days shall have elapsed after the same shall have been deposited in the United States mails, with first-class postage prepaid and registered or certified.

     If to the Guarantor, to it care of Numatics, Incorporated, 1450 North Milford Road, Highland, Michigan 48357, to the attention of the chief financial officer.

     If to the Noteholder, to it at its address specified in or pursuant to
Section 15 of the Securities Purchase Agreement.

6.   Venue; Service of Process.

          (a) The Guarantor and Noteholder agree that any legal proceeding arising out of or based upon this Agreement or any Specified Related Agreement relating to the subject matter hereof or thereof shall be brought in the state courts of the Commonwealth of Massachusetts or the United States District Court located in the Commonwealth of Massachusetts, and in no other court or jurisdiction;

          (b) The Guarantor and Noteholder irrevocably submit to the exclusive jurisdiction of the state courts of The Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof or thereof brought by the Guarantor or Noteholder or any of their respective successors or assigns; and

          (c) The Guarantor and Noteholder waive to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in any of the above-named courts, any claim that they are not subject personally to the jurisdiction of such court, that their property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of any such proceeding is improper, or that this Agreement or any other Related Agreement, or the subject matter hereof or thereof, may not be enforced in or by such court.

The Guarantor and Noteholder consent to service of process in any such proceeding in any manner permitted by Chapter 223A or any other provision of the General Laws of The Commonwealth of Massachusetts or the rules and regulations promulgated thereunder and agree that service of process by registered or certified mail, return receipt requested, at their address specified in or pursuant to Section 5 is reasonably calculated to give actual notice.

7. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE NOTEHOLDER AND THE GUARANTOR WAIVE, AND COVENANT THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE SECURITIES PURCHASE AGREEMENT OR ANY OTHER RELATED AGREEMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY OBLIGATION HEREUNDER OR THEREUNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE NOTEHOLDER OR THE GUARANTOR IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE. THE GUARANTOR AND NOTEHOLDER ACKNOWLEDGE THAT EACH HAS BEEN INFORMED BY THE OTHER THAT THE PROVISIONS OF THIS SECTION 7 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE OTHER HAS RELIED, IS RELYING AND WILL RELY IN ENTERING INTO THE SECURITIES PURCHASE AGREEMENT AND ANY OTHER RELATED AGREEMENT TO WHICH IT IS A PARTY, AND THAT IT HAS REVIEWED THE PROVISIONS OF THIS SECTION 7 WITH ITS COUNSEL. The Noteholder or the Guarantor may file an original counterpart or a copy of this
Section 7 with any court as written evidence of the consent of the Noteholder and the Guarantor to the waiver of the right to trial by jury.

8. Subordination. Notwithstanding anything to the contrary herein contained, if the Guarantor has executed a Guarantee of any Senior Indebtedness (as defined in Section 5 of Exhibit 7.2A to the Securities Purchase Agreement), or is otherwise obligated to pay Senior Indebtedness, then (a) the Noteholder shall take no action under this Agreement unless the Noteholder would be allowed to take action directly against the Company under the terms of Section 5 of the Notes, and (b) the obligations of the Guarantor under this Agreement shall otherwise be subordinated to the Guarantor's obligations under the Senior Indebtedness on the same terms and to the same extent as the Subordinated Indebtedness is subordinated to such Senior Indebtedness.

9. General. All covenants, agreements, representations and warranties made in this Agreement or any other Related Agreement or in certificates delivered pursuant hereto or thereto shall be deemed to have been relied on by The Noteholder, notwithstanding any investigation made by the Noteholder or its counsel, and shall survive the execution and delivery to The Noteholder hereof and thereof. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not limit, alter or otherwise affect the meaning hereof. This Agreement and the other Related Agreements constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. This Agreement is intended to take effect as a sealed document and may be executed in any number of counterparts, which together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts without regard to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

10. Amendment and Restatement. This Agreement amends and restates in its entirety that certain Guarantee dated as of January 3, 1996 executed by the Guarantor.

     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the dated first written above.

                                          MICROSMITH, INC.


                                          By  /s/ Robert P. Robeson
                                             -----------------------------------
                                              Title: Secretary
                                                     ---------------------------

                                          HARVARD PRIVATE CAPITAL HOLDINGS, INC.


                                          By  /s/ Timothy R. Palmer
                                             -----------------------------------
                                             Title: Managing Director
                                                     ---------------------------

                                          By  /s/ Michael R. Eisenson
                                             -----------------------------------
                                              Title: President and CEO
                                                     ---------------------------